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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5550

                             The Alger American Fund
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
             (Address of principal executive offices)     (Zip code)

                                 Mr. Hal Liebes

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT(S) TO STOCKHOLDERS.

================================================================================

                             THE ALGER AMERICAN FUND

                                 ALGER AMERICAN
                                GROWTH PORTFOLIO

                                 ALGER AMERICAN
                         SMALL CAPITALIZATION PORTFOLIO

                                 ALGER AMERICAN
                           INCOME AND GROWTH PORTFOLIO

                                 ALGER AMERICAN
                               BALANCED PORTFOLIO

                                 ALGER AMERICAN
                             MIDCAP GROWTH PORTFOLIO

                                 ALGER AMERICAN
                           LEVERAGED ALLCAP PORTFOLIO

                                  ANNUAL REPORT
                                DECEMBER 31, 2005

                                  [ALGER LOGO]

================================================================================

TABLE OF CONTENTS

   THE ALGER AMERICAN FUND
   Letter to Our Shareholders .............................................    1
   Portfolio Highlights (Unaudited) .......................................    4
   Portfolio Summary (Unaudited) ..........................................   10
   Schedules of Investments ...............................................   11
   Statements of Assets and Liabilities ...................................   30
   Statements of Operations ...............................................   31
   Statements of Changes in Net Assets ....................................   32
   Financial Highlights ...................................................   34
   Notes to Financial Statements ..........................................   38
   Report of Independent Registered Public Accounting Firm ................   45
   Additional Information (Unaudited) .....................................   46

Dear Shareholders,                                              JANUARY 24, 2006

THE YEAR IN REVIEW

The past twelve months had more than their share of challenges. Hurricanes Katrina and Rita devastated the southern coast, leaving hundreds of thousands jobless and without homes, and prompting investor fears of high energy prices (which came true) and inflation (which did not). The war in Iraq entered its third year, and the domestic debate about the war intensified. The job market showed some improvement but job creation and wage growth remained sub-par relative to economic growth and corporate profitability. The Fed - concerned about inflation and the frothiness of the housing market - raised overnight lending rates eight times to 4.25%, a rate still low by historical standards. In response, anxious investors - and Wall Street professionals, in particular - remained skeptical, adopting a wait-and-see attitude. As a result, U.S. equity markets remained flat throughout the year.

Despite such understandable concerns, the U.S. equity markets have clearly emerged from the bear market of the early 2000s. In fact, since October of 2002, when the market made a post-bubble low, the major U.S. indices have been very strong. So has the economy, both domestically and globally. Over the past year, the U.S. economy showed steady growth of around 3.0%, core inflation excluding energy remained muted (below 2%), and corporate earnings stayed in double-digits, much to the surprise of most strategists. Growth companies in particular saw healthy stock appreciation. Going forward, we see even greater potential for the better growth managers to outperform their benchmarks and the overall markets.

Challenges for consumers did not necessarily translate into problems for investors. High energy prices created investment opportunities, and energy stocks outperformed all other sectors. Additionally, high gas prices prompted exploration into both alternative sources of energy and innovative solutions to reducing fuel consumption.

The twin effects of productivity and globalization continue to reshape the competitive landscape for dynamic companies. Information technologies no longer attract the same attention, but their effects on companies are more significant than ever. The result is higher productivity, which translates into higher profitability for many corporations. In addition, more businesses are operating on a global scale, and U.S. corporate profits rose dramatically from foreign sales. Emerging economies in Asia, Latin America and Eastern Europe are all contributing to global economic growth, and the China effect, both as a consumer of raw materials and finished goods, and as a producer of products for global consumption, shows no signs of diminishing.

Consumers have also been affected by these trends. In the United States, a critical mass of consumers adopted high-speed broadband technology. As a result, the Internet has become more fully integrated into day-to-day life as a ubiquitous resource for retail, services, entertainment, education, communication, and business needs. This has created opportunities for dynamic new business models, whether it is Google in the on-line search and advertising space, eBay and auctions, or Apple iPods and downloadable music files.

In sum, for the 12 months ended December 31, 2005, the equity markets were up with the Dow finishing at 10,717.50, the Nasdaq up 1.4% and the S&P 500 up 3.0%. While long-term treasury yields were markedly inconsistent with the Fed's overnight interest rate increases, the yield on the U.S. Treasury 10-year note was 4.39% on December 31, 2005, compared to 4.25% a year earlier.

PORTFOLIO MATTERS

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

The Alger American Small Capitalization Portfolio gained 16.88% compared to the Russell 2000 Growth Index which returned 4.15%. Our holdings in the information technology sector represented an average weight of 24.64% and significantly outperformed the benchmark. Strong contributors included aQuantive, Inc., one of the industry's most successful families of digital marketing companies, VeriFone Holdings Inc., the global leader in secure electronic payment technologies, and SiRF Technology Holdings Inc., a leading provider of wireless technologies. During the fiscal year, we shifted our IT weightings out of computers, peripherals and software, and solidified our weight in internet services.

Our holdings in the health care sector accounted for an average weight of 20.80%, and also outperformed the benchmark. Psychiatric Solutions, Inc., a leading provider of behavioral health programs to children and adults, was among the top performers. Other top holdings included Intuitive Surgical Inc., a leader in surgical robotics, and Vicuron Pharmaceuticals Inc., a bio-tech company integrating biology and genomics. We were underweight in the industrial sector at 12.06%, compared to the benchmark at 14.45%. However, we significantly outperformed. Leading contributors included BE Aerospace Inc., the world's leading manufacturer of cabin interior products for commercial aircraft and Joy Global Inc., the world's leading provider of mining equipment.

In the financials sector, the Portfolio was underweight to the benchmark at 9.13%. While our holdings in this sector outperformed, good returns from GFI Group Inc. and National Financial Partners Corp. were offset by poor performances from Universal American Financial Corp. and East West Bancorp Inc. Consumer discretionary holdings were underweight compared to the benchmark and underperformed.

In a year beset by rising oil costs, our energy holdings, at an average weight of 8.30%, boasted strong performances but still underperformed the benchmark. Contributors included TODCO CI. A, a leading provider of offshore oil and gas drilling services, and Range Resources Corp., an independent U.S. oil and gas company.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

For the year ended December 31, 2005, the Alger American MidCap Growth Portfolio gained 9.82%, compared to the Russell MidCap Growth Index with a return of 12.11%. Our holdings in consumer discretionary, at an average weight of 21.55%, were underweight, but outperformed the benchmark. Netflix Inc. and Sirius Satellite Radio Inc., both entertainment and media distribution channels, performed well. Toll Brothers Inc., the nation's leading builder of luxury homes, also contributed to the solid performance. Over the course of the year, we minimized our weight in household durables and increased it in internet and catalog, and specialty retail.

In the energy sector, we took advantage of the rise in fuel costs by increasing our holdings in oil, gas, and consumable fuels. Compared to the benchmark, the Portfolio was overweight at 10.26%, and slightly underperformed. Strong performers included National-Oilwell Varco, Inc. and Patterson-UTI Energy, Inc., both leading oil and gas drilling companies, and EOG Resources, Inc., one of the largest energy resource agencies in the U.S. Both the materials and industrials sectors were also impacted by rising energy prices and our holdings in these sectors significantly outperformed the benchmark with contributors like Peabody Energy Corp. and Joy Global Inc.

Information technology, at an average weight of 21.50%, was underweight to the benchmark and outperformed. In this sector we saw strong performances from Apple Computer, Inc. and the continued sales dominance of its iPod technology, as well as VeriFone Holdings Inc., and SiRF Technology Holdings Inc.

In the health care sector, the Portfolio, at 17.94%, was underweight compared to the benchmark and showed a minor underperformance. The Portfolio was also underweight in the financials sector and underperformed the benchmark.

ALGER AMERICAN GROWTH PORTFOLIO

The Alger American Growth Portfolio gained 12.00% for the fiscal year, compared with a return of 5.27% for the Russell 1000 Growth Index. Information technology represented an average weight of 21.28%. Although the Portfolio was underweighted compared to the benchmark, it substantially outperformed in this sector. Strong performers included Apple Computer, Inc., and internet distribution channels Google Inc., CI. A and Yahoo! Inc. During the fiscal year we shifted our weight in this sector from communications and electronic equipment to computers, peripherals, and software.

At an average weight of 20.81% our holdings in the health care sector were underweight in comparison to the benchmark, but still significantly outperformed it. The Portfolio's healthcare holdings were buoyed by strong performances from Genentech, Inc., a biotech firm, CIGNA Corp., the leading provider of medical insurance, and Caremark Rx, Inc., one of the nation's largest pharmaceutical firms.

In the consumer discretionary sector, the Portfolio was overweight at 19.65% compared to the benchmark, but outperformed with solid returns from Netflix Inc., Hilton Hotels Corp. and Sirius Satellite Radio, Inc. While the Portfolio saw strong performances in consumer discretionary, we reduced our overall holdings in this sector over the course of the year. In the financials sector, the Portfolio also outperformed the benchmark.

Energy stocks accounted for an average weight of 9.95% of the Portfolio's holdings, an overweight to the benchmark. Despite strong returns in oil and gas drilling companies, including National Oilwell Varco Inc. and Transocean Inc., the Portfolio underperformed the benchmark in this sector.

ALGER AMERICAN BALANCED PORTFOLIO

The Alger American Balanced Portfolio gained 8.42% for the fiscal year, outperforming the Russell 1000 Growth Index return of 5.27%. Information technology represented an average weight of 21.50% of the Portfolio's equity holdings, an underweight compared to the benchmark, yet the Portfolio substantially outperformed in this sector. Strong performers included Apple Computer, Inc., Google Inc., CI. A and Yahoo! Inc.

At an average weight of 20.88% our equity holdings in the health care sector were underweight in comparison to the benchmark, but still significantly outperformed it. The Portfolio's health care holdings were buoyed by strong performances from Genentech, Inc., CIGNA Corp., and Caremark Rx, Inc.

In the consumer discretionary sector, the Portfolio was overweight at 19.65% compared to the benchmark, but outperformed with solid returns from Netflix Inc., Hilton Hotels Corp. and Sirius Satellite Radio, Inc. While the Portfolio saw strong performances in consumer discretionary, we reduced our overall holdings in this sector during the year. In the financials sector, the Portfolio substantially outperformed the benchmark.

Energy stocks accounted for an average weight of 10.16% of the Portfolio's equity holdings. The Portfolio underperformed the benchmark in this sector.

The fixed-income portion of the Alger American Balanced Fund returned 2.19% for the year versus the Lehman Brothers Government/Credit Bond Index return of 2.36%. As of December 31, 2005, 13% of the fixed-income portfolio was in corporate securities, 4% in mortgage-backed securities, 2% in asset-backed securities, 10% in US Treasury, 5% in US Agency and 1% in cash.

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

The Alger American Income and Growth Portfolio gained 3.44% for the fiscal year ended December 31, 2005, compared to the Russell 3000 Growth Index return of 5.27%. Information technology represented an average weight of 13.90% of the Portfolio's holdings and outperformed the benchmark. Key IT performers included Google Inc., CI. A, Intel Corp., and VeriFone Holdings Inc.

In the financials sector, the Portfolio was overweight at 13.60% compared to the benchmark, but outperformed with strong performances by Lehman Brothers Holdings Inc. and Genworth Financial Inc. CI. A. The Portfolio's industrial holdings performed well at an average weight of 10.11%. Strong performers included Caterpillar Inc. and BE Aerospace, Inc. At an average weight of 10.97% our holdings in the health care sector were underweight and underperformed the benchmark. Detractors in this sector included Pfizer Inc. and Abbott Laboratories.

Energy stocks accounted for an average weight of 10.48% and, despite strong returns, underperformed the benchmark.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

The Alger American Leveraged AllCap Portfolio gained 14.45% for the fiscal year ended December 31, 2005, compared to the Russell 3000 Growth Index return of 5.17%. Information technology represented an average weight of 26.98% of the Portfolio's holdings, and considerably outperformed the benchmark. Strong IT performers included Google Inc., CI. A, Apple Computer, Inc., and VeriFone Holdings Inc. Throughout the year we shifted our weight in this sector from software to internet services.

At an average weight of 23.56% our holdings in the health care sector also significantly outperformed the benchmark. The Portfolio's healthcare holdings were buoyed by strong performances from Genentech Inc., IVAX Corp., and Caremark Rx, Inc.

The Portfolio's industrial holdings, at an average weight of 10.30%, were underweight to the benchmark and also performed well. Strong performers included UTI Worldwide Inc. and the Burlington Northern Santa Fe Corporation.

In the consumer discretionary sector, the Portfolio was underweight at 10.65% compared to the benchmark, but outperformed with substantial returns by Pixar and Ambercrombie and Fitch Co. CI. A. At an average weight of 6.78%, the Portfolio was markedly underweight in consumer staples but outperformed nonetheless. Poor performances by Wal-Mart Stores, Inc. and Avon Products Inc. were offset by healthy returns from CVS Corp. and Gillette Company. As we continued to observe similar strong performances, we increased our holdings in this sector by year end.

Energy stocks accounted for an average weight of 5.84%, and while rising energy prices saw solid returns in this sector the Portfolio underperformed. The materials sector also exploited high energy prices. While the Portfolio held only a minor average of 3.34% in this sector, the Portfolio markedly outperformed the benchmark with good returns from Peabody Energy Corp.

LOOKING AHEAD

At Alger, we look for dynamic, innovative companies regardless of whether the stock markets are dominated by bulls or bears. Our long-term success is not a product of momentum or fads, but that of a highly-disciplined approach grounded in fundamental, bottom-up research, and bolstered by the thorough conviction of our analysts. Looking ahead in 2006, we anticipate a year similar to 2005, with continued strong corporate earnings, and an equity market that increasingly recognizes growth...and responds in kind.

As we end another fiscal year, we'd like to take the opportunity to thank you for growing with us, and continuing to entrust us with your investment needs.

                                    Respectfully submitted,

                                    /s/ Daniel C. Chung

                                    Daniel C. Chung
                                    Chief Investment Officer



IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A WORD ABOUT RISK

For a more detailed discussion of the risks associated with a portfolio, please see the Fund's Prospectus.

PERFORMANCE

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED.

Investors should consider the Fund's investment objective, risks and charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling (800) 992-3863, visiting our website at www.alger.com, or contacting the Fund's distributor, Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, New Jersey 07302. Read the prospectus carefully before investing.

--------------------------------------------------------------------------------
ALGER AMERICAN GROWTH PORTFOLIO

PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

               Alger American Growth     Russell 1000 Growth Index
  1/1/1996             10000                       10000
                       11335                       12312
12/31/1997             14253                       16065
                       21105                       22282
12/31/1999             28227                       29670
                       24056                       23017
12/31/2001             21214                       18319
                       14215                       13210
12/31/2003             19214                       17141
                       20270                       18221
12/31/2005             22703                       19182

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Growth Class O shares and the Russell 1000 Growth Index for the ten years ended December 31, 2005. Figures for the Alger American Growth Class O shares and the Russell 1000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                     Average Annual Total Returns
                                            1 Year   5 Years   10 Years   Since Inception
                                            ---------------------------------------------
Class O (Inception 1/9/89)                  12.00%   (1.15%)     8.54%        12.89%
Russell 1000 Growth Index                    5.27%   (3.58%)     6.73%        10.55%
-----------------------------------------------------------------------------------------
Class S (Inception 5/1/02)                  11.71%      --         --          4.42%
Russell 1000 Growth Index                    5.27%      --         --          4.38%
-----------------------------------------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                  Alger American Small Capitalization  Russell 2000 Growth Index
  1/1/1996                       10000                           10000
                                 10418                           11126
12/31/1997                       11605                           12567
                                 13407                           12722
12/31/1999                       19228                           18205
                                 13999                           14121
12/31/2001                        9868                           12817
                                  7280                            8938
12/31/2003                       10363                           13276
                                 12080                           15175
12/31/2005                       14119                           15804

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Small Capitalization Class O shares and the Russell 2000 Growth Index for the ten years ended December 31, 2005. Figures for both the Alger American Small Capitalization Class O shares and the Russell 2000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American Small Capitalization Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                     Average Annual Total Returns
                                            1 Year   5 Years   10 Years   Since Inception
                                            ---------------------------------------------
Class O (Inception 9/21/88)                 16.88%    0.17%      3.51%        11.16%
Russell 2000 Growth Index                    4.15%    2.28%      4.68%         7.87%
-----------------------------------------------------------------------------------------
Class S (Inception 5/1/02)                  16.59%      --         --         10.95%
Russell 2000 Growth Index                    4.15%      --         --          7.98%
-----------------------------------------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO

PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                  Alger American Income and Growth    Russell 1000 Growth Index
  1/1/1996                     10000                            10000
                               11968                            12312
12/31/1997                     16311                            16065
                               21593                            22282
12/31/1999                     30760                            29670
                               30370                            23017
12/31/2001                     26020                            18319
                               17928                            13210
12/31/2003                     23278                            17141
                               25104                            18221
12/31/2005                     25967                            19182

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Income and Growth Class O shares and the Russell 1000 Growth Index for the ten years ended December 31, 2005. Figures for the Alger American Income and Growth Class O shares and the Russell 1000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American Income and Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                     Average Annual Total Returns
                                            1 Year   5 Years   10 Years   Since Inception
                                            ---------------------------------------------
Class O (Inception 11/15/88)                 3.44%   (3.08%)    10.01%        10.07%
Russell 1000 Growth Index                    5.27%   (3.58%)     6.73%        10.68%
-----------------------------------------------------------------------------------------
Class S (Inception 5/1/02)                   3.27%      --         --          2.42%
Russell 1000 Growth Index                    5.27%      --         --          4.38%
-----------------------------------------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
ALGER AMERICAN BALANCED PORTFOLIO

PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                  Alger American   Russell 1000   Lehman Brothers Gov't/Credit
                     Balanced      Growth Index            Bond Index
  1/1/1996             10000           10000                  10000
                       11017           12312                  10291
12/31/1997             13200           16065                  11294
                       17359           22282                  12363
12/31/1999             22430           29670                  12098
                       21811           23017                  13531
12/31/2001             21389           18319                  14682
                       18761           13210                  16299
12/31/2003             22331           17141                  17062
                       23351           18221                  17780
12/31/2005             25317           19182                  18198

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger American Balanced Class O shares, the Russell 1000 Growth Index, and the Lehman Brothers Government/Credit Bond Index for the ten years ended December 31, 2005. Figures for the Alger American Balanced Class O shares, the Russell 1000 Growth Index (an unmanaged index of common stocks), and the Lehman Brothers Government/Credit Bond Index (an unmanaged index of government and corporate bonds), include reinvestment of dividends and/or interest. Performance for the Alger American Balanced Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                     Average Annual Total Returns
                                            1 Year   5 Years   10 Years   Since Inception
                                            ---------------------------------------------
Class O (Inception 9/5/89)                   8.42%    3.03%      9.73%         9.21%
Russell 1000 Growth Index                    5.27%   (3.58%)     6.73%         9.25%
Lehman Brothers Gov't/Credit Bond Index      2.36%    6.11%      6.17%         7.53%
-----------------------------------------------------------------------------------------
Class S (Inception 5/1/02)                   8.15%      --         --          5.76%
Russell 1000 Growth Index                    5.27%      --         --          4.38%
Lehman Brothers Gov't/Credit Bond Index      2.36%      --         --          5.61%
-----------------------------------------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                  Alger American MidCap Growth   Russell Midcap Growth Index
  1/1/1996                    10000                         10000
                              11190                         11749
12/31/1997                    12869                         14396
                              16768                         16968
12/31/1999                    22109                         25673
                              24139                         22656
12/31/2001                    22564                         18090
                              15898                         13133
12/31/2003                    23496                         18743
                              26561                         21644
12/31/2005                    29170                         24262

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger American MidCap Growth Class O shares and the Russell Midcap Growth Index for the ten years ended December 31, 2005. Figures for the Alger American MidCap Growth Class O shares and the Russell Midcap Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for the Alger American MidCap Growth Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                     Average Annual Total Returns
                                            1 Year   5 Years   10 Years   Since Inception
                                            ---------------------------------------------
Class O (Inception 5/3/93)                   9.82%    3.86%     11.30%        14.81%
Russell Midcap Growth Index                 12.11%    1.38%      9.27%        10.73%
-----------------------------------------------------------------------------------------
Class S (Inception 5/1/02)                   9.54%      --         --          8.66%
Russell Midcap Growth Index                 12.11%      --         --         10.48%
-----------------------------------------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPOTHETICAL $10,000 INVESTMENT--10 YEARS ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

                  Alger American Leveraged AllCap   Russell 3000 Growth Index
  1/1/1996                     10000                          10000
                               11204                          12188
12/31/1997                     13409                          15691
                               21163                          21186
12/31/1999                     37684                          28351
                               28327                          21994
12/31/2001                     23815                          17675
                               15739                          12718
12/31/2003                     21205                          16655
                               22941                          17806
12/31/2005                     26255                          18726

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Alger American Leveraged AllCap Class O shares and the Russell 3000 Growth Index for the ten years ended December 31, 2005. Figures for the Alger American Leveraged AllCap Class O shares and the Russell 3000 Growth Index (an unmanaged index of common stocks), include reinvestment of dividends. Performance for Alger American Leveraged AllCap Class S shares will vary from the results shown above due to differences in expenses that class bears.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                     Average Annual Total Returns
                                            1 Year   5 Years   10 Years   Since Inception
                                            ---------------------------------------------
Class O (Inception 1/25/95)                 14.45%   (1.51%)    10.13%        14.92%
Russell 3000 Growth Index                    5.17%   (3.17%)     6.47%         8.83%
-----------------------------------------------------------------------------------------
Class S (Inception 5/1/02)                  14.15%      --         --          5.33%
Russell 3000 Growth Index                    5.17%      --         --          4.58%
-----------------------------------------------------------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
PORTFOLIO SUMMARY* (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
                                        AMERICAN     AMERICAN SMALL    AMERICAN INCOME      AMERICAN           AMERICAN
                                         GROWTH      CAPITALIZATION      AND GROWTH       MIDCAP GROWTH    LEVERAGED ALLCAP
SECTORS                                 PORTFOLIO       PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary ...........        17.1%           14.3%              10.7%             13.2%             12.9%
Consumer Staples .................         3.6             1.0                9.4               1.4               8.2
Energy ...........................        12.2             7.5                9.5              13.3               8.6
Financials .......................        10.1            10.7               17.3              12.1               7.8
Health Care ......................        17.4            21.6               11.4              20.0              17.5
Industrials ......................         5.6            13.1               14.6              11.2              10.0
Information Technology ...........        27.0            25.9               18.6              23.9              25.7
Materials ........................         2.0             0.9                 --                --               1.6
Telecommunication Services .......         3.8             3.2                4.3               3.6               5.4
Utilities ........................         0.5              --                3.1                --                --
Cash and Net Other Assets ........         0.7             1.8                1.1               1.3               2.5
                                        ------       ---------         ----------         ---------        ----------
                                         100.0%          100.0%             100.0%            100.0%            100.0%
                                        ======       =========         ==========         =========        ==========

SECTORS/SECURITY TYPES                                                                          AMERICAN BALANCED PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary ...................................................................                   11.1%
Consumer Staples .........................................................................                    2.4
Energy ...................................................................................                    8.1
Financials ...............................................................................                    6.8
Health Care ..............................................................................                   11.6
Industrials ..............................................................................                    3.7
Information Technology ...................................................................                   17.6
Materials ................................................................................                    1.3
Telecommunications Services ..............................................................                    2.5
Utilities ................................................................................                    0.3
                                                                                                            -----
  Total Common Stocks ....................................................................                   65.4
                                                                                                            -----
Corporate Obligations ....................................................................                   14.9
U.S. Agency Obligations ..................................................................                    9.8
U.S. Treasury Obligations ................................................................                    8.9
                                                                                                            -----
  Total Obligations ......................................................................                   33.6
                                                                                                            -----
Cash and Net Other Assets ................................................................                    1.0
                                                                                                            -----
                                                                                                            100.0%
                                                                                                            =====
----------------------------------------------------------------------------------------------------------------------------

*     Based on net assets for each Portfolio.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005

--------------------------------------------------------------------------------

  SHARES                                                             VALUE
---------                                                        -------------
              COMMON STOCKS--99.3%

              AEROSPACE & DEFENSE--1.0%
   77,100     General Dynamics Corporation .................     $   8,793,255
                                                                 -------------

              BIOTECHNOLOGY--3.8%
  264,500     Amgen Inc.* ..................................        20,858,470
   81,800     Gilead Sciences, Inc.* .......................         4,305,134
  216,600     MedImmune, Inc.* .............................         7,585,332
                                                                 -------------
                                                                    32,748,936
                                                                 -------------

              CAPITAL MARKETS--2.5%
   37,000     Bear Stearns Companies Inc. ..................         4,274,610
   72,100     Legg Mason, Inc. .............................         8,629,649
  127,000     Merrill Lynch & Co., Inc. ....................         8,601,710
                                                                 -------------
                                                                    21,505,969
                                                                 -------------

              COMMUNICATION EQUIPMENT--6.3%
  498,800     Cisco Systems, Inc.* .........................         8,539,456
  616,800     Corning Incorporated* ........................        12,126,288
  685,900     Motorola, Inc. ...............................        15,494,481
  142,800     QUALCOMM Inc. ................................         6,151,824
  174,700     Research In Motion Limited* ..................        11,531,947
                                                                 -------------
                                                                    53,843,996
                                                                 -------------

              COMMUNICATION TECHNOLOGY--2.0%
  620,300     Nextel Partners, Inc. Cl. A* .................        17,331,182
                                                                 -------------

              COMPUTERS & PERIPHERALS--5.9%
  389,500     Apple Computer, Inc.* ........................        28,001,155
  452,700     Network Appliance, Inc.* .....................        12,222,900
  158,100     SanDisk Corporation* .........................         9,931,842
                                                                 -------------
                                                                    50,155,897
                                                                 -------------

              COMPUTER TECHNOLOGY--.6%
  116,400     NAVTEQ*+ .....................................         5,106,468
                                                                 -------------

              DIVERSIFIED FINANCIAL SERVICES--2.6%
  151,700     Citigroup Inc. ...............................         7,362,001
  130,900     Principal Financial Group (The) ..............         6,208,587
  113,100     Prudential Financial, Inc. ...................         8,277,789
                                                                 -------------
                                                                    21,848,377
                                                                 -------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--1.7%
  236,400     ALLTEL Corporation ...........................        14,916,840
                                                                 -------------

              ELECTRIC UTILITIES--.5%
   80,800     Exelon Corporation ...........................         4,293,712
                                                                 -------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS--.5%
   56,700     Emerson Electric Co. .........................         4,235,490
                                                                 -------------

              ELECTRONICS--.8%
  434,300     Nintendo Co., Ltd. ADR# ......................         6,554,238
                                                                 -------------

  SHARES                                                             VALUE
---------                                                        -------------

              ENERGY EQUIPMENT & SERVICES--5.8%
  113,400     BJ Services Company ..........................     $   4,158,378
   55,000     Nabors Industries Ltd.* ......................         4,166,250
  237,000     National-Oilwell Varco Inc.* .................        14,859,900
  374,000     Transocean Inc.* .............................        26,064,060
                                                                 -------------
                                                                    49,248,588
                                                                 -------------

              FINANCIAL INFORMATION SERVICES--1.0%
  257,400     Genworth Financial Inc. Cl. A ................         8,900,892
                                                                 -------------

              FINANCIAL SERVICES--1.0%
  578,100     Schwab (Charles) Corporation (The) ...........         8,480,727
                                                                 -------------

              HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
  126,000     Medtronic, Inc. ..............................         7,253,820
  123,000     St. Jude Medical, Inc.* ......................         6,174,600
                                                                 -------------
                                                                    13,428,420
                                                                 -------------

              HEALTH CARE PROVIDERS & SERVICES--5.4%
  256,100     Caremark Rx, Inc.* ...........................        13,263,419
  402,000     Humana Inc.* .................................        21,840,660
  195,225     Medco Health Solutions, Inc.* ................        10,893,555
                                                                 -------------
                                                                    45,997,634
                                                                 -------------

              HOTELS, RESTAURANTS & LEISURE--1.8%
  132,900     Carnival Corporation .........................         7,106,163
  276,900     Starbucks Corporation* .......................         8,309,769
                                                                 -------------
                                                                    15,415,932
                                                                 -------------

              HOUSEHOLD PRODUCTS--2.5%
  373,000     Procter & Gamble Company .....................        21,589,240
                                                                 -------------

              INDUSTRIAL CONGLOMERATES--2.5%
  615,300     General Electric Company .....................        21,566,265
                                                                 -------------

              INSURANCE--2.0%
  126,000     American International Group, Inc. ...........         8,596,980
  266,300     Marsh & McLennan Companies, Inc. .............         8,457,688
                                                                 -------------
                                                                    17,054,668
                                                                 -------------

              INTERNET & CATALOG RETAIL--6.0%
  782,900     eBay Inc.* ...................................        33,860,425
  650,350     Netflix  Inc.*+ ..............................        17,598,471
                                                                 -------------
                                                                    51,458,896
                                                                 -------------

              INTERNET SOFTWARE & SERVICES--7.0%
   84,400     Google Inc. Cl. A* ...........................        35,014,184
  633,750     Yahoo! Inc.* .................................        24,830,325
                                                                 -------------
                                                                    59,844,509
                                                                 -------------

              MACHINERY--1.5%
  222,000     Caterpillar Inc. .............................        12,824,940
                                                                 -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (CONT'D)

--------------------------------------------------------------------------------

  SHARES                                                             VALUE
---------                                                        ------------
              COMMON STOCKS--(CONT'D)

              MEDIA--8.1%
  596,100     Disney (Walt) Company ........................     $  14,288,517
1,117,400     News Corporation Cl. A .......................        17,375,570
1,617,700     Sirius Satellite Radio Inc.* .................        10,838,590
  972,800     XM Satellite Radio Holdings Inc. Cl. A* ......        26,537,984
                                                                 -------------
                                                                    69,040,661
                                                                 -------------

              METALS & MINING--5.0%
   98,300     Companhia Vale do Rio Doce (CVRD) ADR*# ......         4,044,062
   82,300     Freeport-McMoRan Copper & Gold, Inc. .........         4,427,740
  307,900     Peabody Energy Corporation ...................        25,377,118
   59,300     Phelps Dodge Corporation .....................         8,531,491
                                                                 -------------
                                                                    42,380,411
                                                                 -------------

              MULTILINE RETAIL--.4%
   46,100     Federated Department Stores, Inc. ............         3,057,813
                                                                 -------------

              OIL & GAS--3.5%
  125,400     Sasol Ltd. ADR# ..............................         4,469,256
  319,900     Talisman Energy Inc. .........................        16,916,312
  159,600     Valero Energy Corporation ....................         8,235,360
                                                                 -------------
                                                                    29,620,928
                                                                 -------------

              PHARMACEUTICALS--6.6%
  213,200     IVAX Corporation* ............................         6,679,556
  156,800     Novartis AG ADR# .............................         8,228,864
  928,900     Schering-Plough Corporation ..................        19,367,565
   97,100     Teva Pharmaceutical Industries Ltd. ADR# .....         4,176,271
  388,800     Wyeth ........................................        17,912,016
                                                                 -------------
                                                                    56,364,272
                                                                 -------------

              SAVINGS & LOANS--1.0%
  131,300     Golden West Financial Corp. ..................         8,665,800
                                                                 -------------

              SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT--1.8%
  265,800     Intel Corporation ............................         6,634,368
  155,800     Marvell Technology Group Ltd.* ...............         8,738,822
                                                                 -------------
                                                                    15,373,190
                                                                 -------------

              SOFTWARE--4.7%
  505,800     Check Point Software Technologies Ltd.* ......        10,166,580
  643,580     Microsoft Corporation ........................        16,829,617
  748,100     Symantec Corporation* ........................        13,091,750
                                                                 -------------
                                                                    40,087,947
                                                                 -------------

              SPECIALTY RETAIL--.9%
  206,500     Bed Bath & Beyond Inc.* ......................         7,464,975
                                                                 -------------

  SHARES                                                             VALUE
---------                                                        -------------

              TOBACCO--1.0%
  118,300     Altria Group, Inc. ...........................     $   8,839,376
                                                                 -------------

              TOTAL COMMON STOCKS
                (COST $787,210,238) ........................       848,040,444
                                                                 -------------
CONTRACTS
---------
              PURCHASED OPTIONS--.2%

              PUT OPTIONS
    1,036     NAVTEQ/April /40+ ............................           231,028
    1,303     Netflix/June/27.5+ ...........................           586,350
    3,420     XM Satellite Radio Holdings/July 27.5+ .......         1,026,000
                                                                 -------------

              TOTAL PURCHASED PUT OPTIONS
                (COST $1,823,722) ..........................         1,843,378
                                                                 -------------
PRINCIPAL
 AMOUNT
---------
              SHORT-TERM INVESTMENTS--.7%

              U.S. AGENCY OBLIGATIONS--.7%
$5,700,000    Federal National Mortgage Association,
                3.15%, 1/3/06 ..............................         5,699,003
                                                                 -------------

              SECURITIES HELD UNDER
                REPURCHASE AGREEMENTS
              Securities Held Under Repurchase
                Agreements, 3.20%, 1/3/06, with Bear,
                Stearns & Co. Inc. dtd 12/30/05,
                repurchase price $119,914;
                collateralized by U.S. Treasury Notes
                (par Value $100,000 due 1/15/09) ...........           119,871
                                                                 -------------

              TOTAL SHORT-TERM INVESTMENTS
                (COST $5,818,874) ..........................         5,818,874
                                                                 -------------

TOTAL INVESTMENTS
  (COST $794,852,834) (a) .........................    100.2%      855,702,696
Liabilities in Excess of Other Assets .............     (0.2)       (1,611,253)
                                                       -----     -------------
NET ASSETS ........................................    100.0%    $ 854,091,443
                                                       =====     =============
--------------------------------------------------------------------------------

  *   Non-income producing security.
  #   American Depositary Receipts.
(a) At December 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $801,527,659 amounted to $54,175,037 which consisted of aggregate gross unrealized appreciation of $74,366,656 and aggregate gross unrealized depreciation of $20,191,619.
  + All or a portion of the securities are pledged as collateral for options written.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF OPTIONS WRITTEN--DECEMBER 31, 2005

--------------------------------------------------------------------------------

                                                     SHARES
                                                     SUBJECT
CONTRACTS                                            TO CALL         VALUE
---------                                            -------     -------------
              CALL OPTIONS WRITTEN
      600     NAVTEQ/April/55 .....................   60,000     $      72,000
      564     NAVTEQ/April/50 .....................   56,400           115,620
    1,303     Netflix/June/35 .....................  130,300           201,965
                                                                 -------------
              TOTAL
                (PREMIUMS RECEIVED $433,753)                           389,585
                                                                 -------------

              PUT OPTIONS WRITTEN
    1,036     NAVTEQ/April/30 .....................  103,600            41,440
    1,303     Netflix/June/22.5 ...................  130,300           286,660
    3,420     XM Satellite Radio Holdings/
                July/22.5 .........................  342,000           461,700
                                                                 -------------
              TOTAL
                 (PREMIUMS RECEIVED $687,709)                          789,800
                                                                 -------------
              TOTAL OPTIONS WRITTEN
                 (PREMIUMS RECEIVED $1,121,462)                  $   1,179,385
                                                                 =============

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005

--------------------------------------------------------------------------------

  SHARES                                                             VALUE
---------                                                        ------------
              COMMON STOCKS--98.2%

              AEROSPACE & DEFENSE--3.2%
  339,500     BE Aerospace, Inc.* ..........................     $   7,469,000
  154,400     Esterline Technologies Corporation* ..........         5,742,136
  141,200     SI International Inc.* .......................         4,316,484
                                                                 -------------
                                                                    17,527,620
                                                                 -------------

              AIRLINES--1.1%
  376,200     AirTran Holdings, Inc.* ......................         6,030,485
                                                                 -------------

              APPAREL--1.0%
 238,600      Gymboree Corp. ...............................         5,583,240
                                                                 -------------

              AUTO COMPONENTS--1.0%
  151,505     LKQ Corporation* .............................         5,245,102
                                                                 -------------

              BIOTECHNOLOGY--4.0%
  308,900     Alkermes, Inc.* ..............................         5,906,168
  396,250     Encysive Pharmaceuticals Inc.* ...............         3,126,413
  165,900     Keryx Biopharmaceuticals, Inc.* ..............         2,428,776
  199,300     Theravance, Inc.* ............................         4,488,236
  223,200     Vertex Pharmaceuticals Incorporated* .........         6,175,944
                                                                 -------------
                                                                    22,125,537
                                                                 -------------

              CAPITAL MARKETS--3.1%
   71,760     Affiliated Managers Group, Inc.* .............         5,758,740
  113,500     Greenhill & Co., Inc. ........................         6,374,160
  100,300     National Financial Partners Corporation ......         5,270,765
                                                                 -------------
                                                                    17,403,665
                                                                 -------------

              CHEMICALS--.8%
  159,500     Westlake Chemical Corporation ................         4,595,195
                                                                 -------------

              COMMERCIAL BANKS--2.0%
  227,200     Boston Private Financial Holdings, Inc. ......         6,911,424
  140,900     Signature Bank* ..............................         3,955,063
                                                                 -------------
                                                                    10,866,487
                                                                 -------------

              COMMERCIAL SERVICES & SUPPLIES--5.0%
  112,550     CoStar Group Inc.* ...........................         4,858,784
  186,650     FTI  Consulting, Inc.* .......................         5,121,676
  215,500     Gevity HR, Inc. ..............................         5,542,660
  304,800     Navigant Consulting, Inc.* ...................         6,699,504
  180,400     Universal Technical Institute Inc.* ..........         5,581,576
                                                                 -------------
                                                                    27,804,200
                                                                 -------------

              COMMUNICATION EQUIPMENT--1.9%
   88,400     F5 Networks, Inc.* ...........................         5,055,596
  433,900     Powerwave Technologies, Inc.* ................         5,454,123
                                                                 -------------
                                                                    10,509,719
                                                                 -------------

              COMPUTERS & PERIPHERALS--.8%
  458,700     Mobility Electronics, Inc.* ..................         4,431,041
                                                                 -------------

  SHARES                                                             VALUE
---------                                                        ------------

              COMPUTER SERVICES--1.1%
  267,000     Open Solutions Inc.* .........................     $   6,119,640
                                                                 -------------

              COMPUTER TECHNOLOGY--1.1%
  482,000     Secure Computing Corporation* ................         5,909,320
                                                                 -------------

              CONSTRUCTION & ENGINEERING--1.2%
  172,800     URS Corporation* .............................         6,499,007
                                                                 -------------

              ELECTRONIC EQUIPMENT &
                INSTRUMENTS--1.2%
  132,100     Multi-Fineline Electronix, Inc.* .............         6,363,257
                                                                 -------------

              ELECTRONICS: SEMI-CONDUCTORS/
                COMPONENTS--.4%
   63,400     Saifun Semiconductors Ltd.* ..................         1,995,198
                                                                 -------------

              ENERGY EQUIPMENT & SERVICES--2.8%
  204,700     Hornbeck Offshore Services, Inc.* ............         6,693,690
   95,300     Lone Star Technologies, Inc.* ................         4,923,198
  224,800     Pioneer Drilling Company* ....................         4,030,664
                                                                 -------------
                                                                    15,647,552
                                                                 -------------

              FINANCIAL INFORMATION SERVICES--1.1%
  128,900     GFI Group Inc.* ..............................         6,113,727
                                                                 -------------

              FOOD & BEVERAGES--1.0%
  266,600     Hain Celestial Group Inc. (The)* .............         5,641,256
                                                                 -------------

              FOREIGN SEA FREIGHT--.9%
  274,500     Genco Shipping & Trading Ltd. ................         4,787,280
                                                                 -------------

              HEALTH CARE EQUIPMENT &
                SUPPLIES--7.3%
  137,600     ArthroCare Corporation* ......................         5,798,464
   98,500     Haemonetics Corporation* .....................         4,812,710
  192,700     Hologic, Inc.* ...............................         7,307,184
  373,200     Illumina, Inc.* ..............................         5,262,120
   43,500     Intuitive Surgical, Inc.* ....................         5,101,245
  132,900     Sybron Dental Specialties, Inc.* .............         5,290,749
  159,000     Ventana Medical Systems, Inc.* ...............         6,733,650
                                                                 -------------
                                                                    40,306,122
                                                                 -------------

              HEALTH CARE PROVIDERS &
                SERVICES--6.8%
  123,850     Psychiatric Solutions, Inc.* .................         7,274,949
   84,600     Sierra Health Services, Inc.* ................         6,764,616
  194,700     Sunrise Senior Living Inc.* ..................         6,563,337
  274,000     Symbion, Inc.* ...............................         6,302,000
  188,400     VCA Antech, Inc.* ............................         5,312,880
  132,700     WellCare Health Plans Inc.* ..................         5,420,795
                                                                 -------------
                                                                    37,638,577
                                                                 -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (CONT'D)

--------------------------------------------------------------------------------

  SHARES                                                             VALUE
---------                                                        -------------
              COMMON STOCKS--(CONT'D)

              HOTELS, RESTAURANTS & LEISURE--2.6%
  205,762     Applebee's International, Inc. ...............     $   4,648,164
  178,200     Orient-Express Hotels Ltd. Cl. A.* ...........         5,616,864
   84,300     Red Robin Gourmet Burgers Inc.* ..............         4,295,928
                                                                 -------------
                                                                    14,560,956
                                                                 -------------

              INSURANCE--2.9%
  230,800     Ohio Casualty Corporation ....................         6,536,256
  181,900     Platinum Underwriters Holdings
                Holdings, Inc. .............................         5,651,633
  265,450     Universal American Financial Corp.* ..........         4,002,986
                                                                 -------------
                                                                    16,190,875
                                                                 -------------

              INTERNET & CATALOG RETAIL--.8%
  200,600     Priceline.com Incorporated* ..................         4,477,392
                                                                 -------------

              INTERNET SOFTWARE & SERVICES--6.5%
  395,200     Allscripts Healthcare Solutions, Inc.* .......         5,295,680
  157,750     aQuantive, Inc.* .............................         3,981,610
  233,800     DealerTrack Holdings Inc.* ...................         4,905,124
  325,700     iVillage Inc.* ...............................         2,612,114
  370,200     Jupitermedia Corporation* ....................         5,471,556
  296,066     Openwave Systems, Inc.* ......................         5,172,273
  234,700     TNS Inc.* ....................................         4,501,546
  181,600     WebEx Communications, Inc.* ..................         3,928,008
                                                                 -------------
                                                                    35,867,911
                                                                 -------------

              IT SERVICES--1.0%
  246,100     Wright Express Corp.* ........................         5,414,200
                                                                 -------------

              LEISURE & ENTERTAINMENT--.8%
  165,100     WMS Industries Inc. ..........................         4,142,359
                                                                 -------------

              LEISURE EQUIPMENT & PRODUCTS--1.0%
  142,350     LIFE TIME FITNESS, Inc.* .....................         5,422,112
                                                                 -------------

              MACHINERY--3.6%
  104,300     Actuant Corporation Cl. A ....................         5,819,940
  133,400     Bucyrus International, Inc. Cl. A ............         7,030,180
  136,400     Gardner Denver Inc.* .........................         6,724,520
                                                                 -------------
                                                                    19,574,640
                                                                 -------------

              MEDIA--2.6%
   77,090     Media General, Inc. Cl. A ....................         3,908,463
  155,800     NeuStar, Inc. Cl. A* .........................         4,750,342
  384,950     World Wrestling Entertainment, Inc. Cl. A ....         5,651,066
                                                                 -------------
                                                                    14,309,871
                                                                 -------------

              MEDICAL TECHNOLOGY--.5%
   94,750     Syneron Medical Ltd.* ........................         3,008,313
                                                                 -------------

              OIL & GAS--4.6%
  224,000     Carrizo  Oil & Gas, Inc.* ....................         5,535,040
  172,900     Energy Partners, Ltd.* .......................         3,767,491
   97,500     Giant Industries, Inc.* ......................         5,066,100
  681,000     Grey Wolf, Inc.* .............................         5,264,130
  158,810     TODCO Cl. A* .................................         6,044,309
                                                                 -------------
                                                                    25,677,070
                                                                 -------------

  SHARES                                                             VALUE
---------                                                        -------------

              PHARMACEUTICAL PREPARATIONS--1.0%
  140,000     Adams Respiratory Therapeutics, Inc.* ........     $   5,692,400
                                                                 -------------

              PHARMACEUTICALS--.9%
  297,100     Medicines Company* ...........................         5,184,395
                                                                 -------------

              RESTAURANTS--1.0%
  247,500     McCormick & Schmick's Seafood
                Restaurants, Inc.* .........................         5,595,975
                                                                 -------------

              RETAIL--.7%
  120,400     Phillips-Van Heusen Corporation ..............         3,900,960
                                                                 -------------

              ROAD & RAIL--1.0%
  131,300     Landstar Systems, Inc. .......................         5,480,462
                                                                 -------------

              SEMICONDUCTOR CAPITAL
                EQUIPMENT--2.0%
  176,500     FormFactor Inc.* .............................         4,311,895
  220,090     SiRF Technology Holdings, Inc.* ..............         6,558,682
                                                                 -------------
                                                                    10,870,577
                                                                 -------------

              SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT--4.1%
  193,200     ATMI, Inc.* ..................................         5,403,804
  221,700     Microsemi Corporation* .......................         6,132,222
  204,100     Tessera Technologies Inc.* ...................         5,275,985
  314,900     Trident Microsystems, Inc.* ..................         5,668,200
                                                                 -------------
                                                                    22,480,211
                                                                 -------------

              SOFTWARE--4.2%
  190,725     Hyperion Solutions Corporation* ..............         6,831,770
  352,200     Quest Software, Inc.* ........................         5,138,598
  219,900     Take-Two Interactive Software, Inc.* .........         3,892,230
  291,400     VeriFone Holdings Inc.* ......................         7,372,420
                                                                 -------------
                                                                    23,235,018
                                                                 -------------

              SPECIALTY RETAIL--2.7%
  193,200     AnnTaylor Stores Corporation* ................         6,669,264
  212,700     DSW Inc. Cl. A* ..............................         5,576,994
   55,450     Guitar Center, Inc.* .........................         2,773,055
                                                                 -------------
                                                                    15,019,313
                                                                 -------------

              THRIFTS & MORTGAGE FINANCE--1.6%
  339,500     Brookline Bancorp, Inc. ......................         4,810,715
  260,700     Flagstar Bancorp, Inc. .......................         3,754,080
                                                                 -------------
                                                                     8,564,795
                                                                 -------------

              WIRELESS TELECOMMUNICATION
                SERVICES--3.3%
  197,100     JAMDAT Mobile Inc.* ..........................         5,238,918
  429,300     SBA Communications Corporation Cl. A* ........         7,684,470
  554,900     UbiquiTel Inc.* ..............................         5,487,961
                                                                 -------------
                                                                    18,411,349
                                                                 -------------

              TOTAL COMMON STOCKS
                (COST $443,810,456) ........................       542,224,381
                                                                 -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (CONT'D)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                             VALUE
---------                                                        -------------
              SHORT-TERM INVESTMENTS--1.9%

              U.S. AGENCY OBLIGATIONS--1.9%
$10,400,000   Federal National Mortgage Association,
                3.15%, 1/3/06 ..............................     $  10,398,180
                                                                 -------------

              SECURITIES HELD UNDER REPURCHASE
                AGREEMENTS
              Securities Held Under Repurchase
                Agreements, 3.20%, 1/3/06, with Bear,
                Stearns & Co. Inc. dtd 12/30/05,
                repurchase price $175,249;
                collateralized by U.S. Treasury Notes
                (par Value $140,000 due 1/15/09) ...........           175,187
                                                                 -------------

              TOTAL SHORT-TERM INVESTMENTS
                (COST $10,573,367) .........................        10,573,367
                                                                 -------------

TOTAL INVESTMENTS
  (COST $454,383,823) (a) .........................    100.1%      552,797,748
Liabilities in Excess of Other Assets .............     (0.1)         (774,410)
                                                       -----     -------------
NET ASSETS ........................................    100.0%    $ 552,023,338
                                                       =====     =============

--------------------------------------------------------------------------------

  *   Non-income producing security.
  #   American Depositary Receipts.
(a) At December 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $454,541,498 amounted to $98,256,250 which consisted of aggregate gross unrealized appreciation of $112,511,615 and aggregate gross unrealized depreciation of $14,255,365.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005

--------------------------------------------------------------------------------

   SHARES                                                              VALUE
  --------                                                         -------------

              COMMON STOCKS--98.9%

              AEROSPACE & DEFENSE--6.0%
   28,150     BE Aerospace, Inc.* ...........................      $     619,300
   13,700     General Dynamics Corporation ..................          1,562,485
   43,350     United Technologies Corporation ...............          2,423,698
                                                                   -------------
                                                                       4,605,483
                                                                   -------------

              BEVERAGES--1.0%
   13,000     PepsiCo, Inc. .................................            768,040
                                                                   -------------

              BIOTECHNOLOGY--3.3%
   20,250     Amgen Inc.* ...................................          1,596,915
   34,400     Vertex Pharmaceuticals Incorporated* ..........            951,848
                                                                   -------------
                                                                       2,548,763
                                                                   -------------

              BUILDING & CONSTRUCTION--1.0%
   20,150     Pulte Homes Inc. ..............................            793,104
                                                                   -------------

              CAPITAL MARKETS--4.1%
   34,000     J.P. Morgan Chase & Co. .......................          1,349,460
   12,350     Merrill Lynch & Co., Inc. .....................            836,466
   16,400     Morgan Stanley ................................            930,536
                                                                   -------------
                                                                       3,116,462
                                                                   -------------

              COMMERCIAL BANKS--3.4%
   25,450     Wachovia Corporation ..........................          1,345,287
   20,100     Wells Fargo & Company .........................          1,262,883
                                                                   -------------
                                                                       2,608,170
                                                                   -------------

              COMMERCIAL SERVICES & SUPPLIES--1.0%
   22,000     Education Management Corporation* .............            737,220
                                                                   -------------

              COMMUNICATION EQUIPMENT--4.2%
   53,500     Cisco Systems, Inc.* ..........................            915,920
   36,150     Motorola, Inc. ................................            816,629
   34,400     QUALCOMM Inc. .................................          1,481,952
                                                                   -------------
                                                                       3,214,501
                                                                   -------------

              COMMUNICATION TECHNOLOGY--1.5%
   41,000     Nextel Partners, Inc. Cl. A* ..................          1,145,540
                                                                   -------------

              CONGLOMERATE--.5%
    3,650     ITT Industries, Inc. ..........................            375,293
                                                                   -------------

              DIVERSIFIED FINANCIAL SERVICES--4.4%
   46,300     Citigroup Inc. ................................          2,246,939
    8,550     Lehman Brothers Holdings Inc. .................          1,095,853
                                                                   -------------
                                                                       3,342,792
                                                                   -------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--2.8%
   23,750     ALLTEL Corporation ............................          1,498,625
   22,650     Verizon Communications Inc. ...................            682,218
                                                                   -------------
                                                                       2,180,843
                                                                   -------------

   SHARES                                                              VALUE
  --------                                                         -------------

              ELECTRIC UTILITIES--3.1%
   16,250     Entergy Corporation ...........................      $   1,115,562
   23,700     Exelon Corporation ............................          1,259,418
                                                                   -------------
                                                                       2,374,980
                                                                   -------------

              ENERGY EQUIPMENT & SERVICES--3.6%
   16,100     National-Oilwell Varco Inc.* ..................          1,009,470
   12,700     Suncor Energy, Inc. ...........................            801,751
   13,200     Transocean Inc.* ..............................            919,908
                                                                   -------------
                                                                       2,731,129
                                                                   -------------

              FINANCIAL INFORMATION SERVICES--2.2%
   49,350     Genworth Financial Inc. Cl. A .................          1,706,523
                                                                   -------------

              FOOD & STAPLES RETAILING--2.1%
   29,950     CVS Corporation ...............................            791,279
   17,500     Wal-Mart Stores, Inc. .........................            819,000
                                                                   -------------
                                                                       1,610,279
                                                                   -------------

              FOREIGN SEA FREIGHT--1.0%
   44,650     Genco Shipping & Trading Ltd. .................            778,696
                                                                   -------------

              HEALTH CARE--2.2%
   20,900     WellPoint Inc.* ...............................          1,667,611
                                                                   -------------

              HEALTH CARE EQUIPMENT & SUPPLIES--.8%
   12,450     St. Jude Medical, Inc.* .......................            624,990
                                                                   -------------

              HOTELS, RESTAURANTS & LEISURE--3.2%
   22,000     Carnival Corporation ..........................          1,176,340
   20,200     Starwood Hotels & Resorts Worldwide, Inc. .....          1,289,972
                                                                   -------------
                                                                       2,466,312
                                                                   -------------

              HOUSEHOLD PRODUCTS--3.7%
   49,816     Procter & Gamble Company ......................          2,883,350
                                                                   -------------

              INDUSTRIAL CONGLOMERATES--4.8%
  105,350     General Electric Company ......................          3,692,517
                                                                   -------------

              INSURANCE--3.2%
   12,300     American International Group, Inc. ............            839,229
   51,600     Marsh & McLennan Companies, Inc. ..............          1,638,816
                                                                   -------------
                                                                       2,478,045
                                                                   -------------

              INTERNET & CATALOG RETAIL--1.9%
   34,000     eBay Inc.* ....................................          1,470,500
                                                                   -------------

              INTERNET SOFTWARE & SERVICES--6.1%
    5,500     Google Inc. Cl. A* ............................          2,281,730
   61,000     Yahoo! Inc.* ..................................          2,389,980
                                                                   -------------
                                                                       4,671,710
                                                                   -------------

              MACHINERY--2.3%
   30,350     Caterpillar Inc. ..............................          1,753,319
                                                                   -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (CONT'D)

--------------------------------------------------------------------------------

   SHARES                                                             VALUE
  --------                                                        -------------

              COMMON STOCKS--(CONT'D)

              MEDIA--3.6%
   63,800     Viacom Inc. Cl. B .............................     $   2,079,880
   24,550     XM Satellite Radio Holdings Inc. Cl. A* .......           669,724
                                                                  -------------
                                                                      2,749,604
                                                                  -------------

              OIL & GAS--5.9%
   11,550     BP PLC Sponsored ADR# .........................           741,741
   49,900     Exxon Mobil Corporation .......................         2,802,883
   18,550     Talisman Energy Inc. ..........................           980,924
                                                                  -------------
                                                                      4,525,548
                                                                  -------------

              PHARMACEUTICALS--5.1%
   16,050     GlaxoSmithKline PLC Sponsored ADR# ............           810,204
   38,125     Johnson & Johnson .............................         2,291,313
   18,350     Wyeth .........................................           845,385
                                                                  -------------
                                                                      3,946,902
                                                                  -------------

              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.5%
  109,125     Intel Corporation .............................         2,723,760
   12,550     Marvell Technology Group Ltd.* ................           703,930
                                                                  -------------
                                                                      3,427,690
                                                                  -------------

              SOFTWARE--3.9%
   97,450     Microsoft Corporation .........................         2,548,318
   17,650     VeriFone Holdings Inc.* .......................           446,545
                                                                  -------------
                                                                      2,994,863
                                                                  -------------

              TOBACCO--2.5%
   25,800     Altria Group, Inc. ............................         1,927,775
                                                                  -------------

              TOTAL COMMON STOCKS
                 (COST $68,267,510) .........................        75,918,554
                                                                  -------------

 PRINCIPAL
   AMOUNT                                                             VALUE
 ---------                                                        -------------

              SHORT-TERM INVESTMENTS--1.7%

              U.S. AGENCY OBLIGATIONS--1.5%
$1,200,000    Federal National Mortgage Association,
                3.15%, 1/3/06 ...............................     $   1,199,790
                                                                  -------------

              SECURITIES HELD UNDER REPURCHASE
                 AGREEMENTS--.2%
              Securities Held Under Repurchase
                 Agreements, 3.20%, 1/3/06, with
                 Bear, Stearns & Co. Inc. dtd 12/30/05,
                 repurchase price $143,369; collateralized
                 by U.S. Treasury Notes (par Value
                 $115,000 due 1/15/09) ......................           143,318
                                                                  -------------

              TOTAL SHORT-TERM INVESTMENTS
                 (COST $1,343,108) ..........................         1,343,108
                                                                  -------------

TOTAL INVESTMENTS
   (COST $69,610,618) (a) .................      100.6%              77,261,662
                                                                  -------------
Liabilities in Excess of Other Assets .....       (0.6)                (480,616)
                                                 -----            -------------
NET ASSETS ................................      100.0%           $  76,781,046
                                                 =====            =============

--------------------------------------------------------------------------------

  *   Non-income producing security.
  #   American Depositary Receipts.
(a) At December 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $69,696,491 amounted to $7,565,171 which consisted of aggregate gross unrealized appreciation of $8,659,672 and aggregate gross unrealized depreciation of $1,094,501.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005

--------------------------------------------------------------------------------

   SHARES                                                             VALUE
  --------                                                        -------------

              COMMON STOCKS--65.4%

              AEROSPACE & DEFENSE--.7%
   20,100     General Dynamics Corporation ..................     $   2,292,405
                                                                  -------------

              BIOTECHNOLOGY--2.5%
   69,200     Amgen Inc.* ...................................         5,457,112
   21,400     Gilead Sciences, Inc.* ........................         1,126,282
   56,700     MedImmune, Inc.* ..............................         1,985,634
                                                                  -------------
                                                                      8,569,028
                                                                  -------------

              CAPITAL MARKETS--1.6%
    9,600     Bear Stearns Companies Inc. ...................         1,109,088
   18,800     Legg Mason, Inc. ..............................         2,250,172
   33,200     Merrill Lynch & Co., Inc. .....................         2,248,636
                                                                  -------------
                                                                      5,607,896
                                                                  -------------

              COMMUNICATION EQUIPMENT--4.2%
  129,900     Cisco Systems, Inc.* ..........................         2,223,888
  160,600     Corning Incorporated* .........................         3,157,396
  179,700     Motorola, Inc. ................................         4,059,423
   37,200     QUALCOMM Inc. .................................         1,602,576
   45,500     Research In Motion Limited* ...................         3,003,455
                                                                  -------------
                                                                     14,046,738
                                                                  -------------

              COMMUNICATION TECHNOLOGY--1.3%
  161,500     Nextel Partners, Inc. Cl. A* ..................         4,512,310
                                                                  -------------

              COMPUTERS & PERIPHERALS--4.0%
  105,900     Apple Computer, Inc.* .........................         7,613,151
  117,800     Network Appliance, Inc.* ......................         3,180,600
   41,100     SanDisk Corporation* ..........................         2,581,902
                                                                  -------------
                                                                     13,375,653
                                                                  -------------

              DIVERSIFIED FINANCIAL SERVICES--1.8%
   45,700     Citigroup Inc. ................................         2,217,821
   34,300     Principal Financial Group (The) ...............         1,626,849
   29,500     Prudential Financial, Inc. ....................         2,159,105
                                                                  -------------
                                                                      6,003,775
                                                                  -------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
   61,600     ALLTEL Corporation ............................         3,886,960
                                                                  -------------

              ELECTRIC UTILITIES--.3%
   21,000     Exelon Corporation ............................         1,115,940
                                                                  -------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS--.3%
   14,800     Emerson Electric Co. ..........................         1,105,560
                                                                  -------------

              ELECTRONICS--.5%
  113,100     Nintendo Co., Ltd. ADR# .......................         1,706,849
                                                                  -------------

   SHARES                                                             VALUE
  --------                                                        -------------

              ENERGY EQUIPMENT & SERVICES--3.8%
   29,500     BJ Services Company ...........................     $   1,081,765
   14,300     Nabors Industries Ltd.* .......................         1,083,225
   61,700     National-Oilwell Varco Inc.* ..................         3,868,590
   97,700     Transocean Inc.* ..............................         6,808,713
                                                                  -------------
                                                                     12,842,293
                                                                  -------------

              FINANCIAL INFORMATION SERVICES--.7%
   67,100     Genworth Financial Inc. Cl. A .................         2,320,318
                                                                  -------------

              FINANCIAL SERVICES--.7%
  150,500     Schwab (Charles) Corporation (The) ............         2,207,835
                                                                  -------------
              HEALTH CARE EQUIPMENT & SUPPLIES--1.1%
   33,000     Medtronic, Inc. ...............................         1,899,810
   32,500     St. Jude Medical, Inc.* .......................         1,631,500
                                                                  -------------
                                                                      3,531,310
                                                                  -------------

              HEALTH CARE PROVIDERS & SERVICES--3.6%
   67,100     Caremark Rx, Inc.* ............................         3,475,109
  104,600     Humana Inc.* ..................................         5,682,918
   50,800     Medco Health Solutions, Inc.* .................         2,834,640
                                                                  -------------
                                                                     11,992,667
                                                                  -------------

              HOTELS, RESTAURANTS & LEISURE--1.2%
   34,800     Carnival Corporation ..........................         1,860,756
   72,700     Starbucks Corporation* ........................         2,181,727
                                                                  -------------
                                                                      4,042,483
                                                                  -------------

              HOUSEHOLD PRODUCTS--1.7%
   97,147     Procter & Gamble Company ......................         5,622,868
                                                                  -------------

              INDUSTRIAL CONGLOMERATES--1.7%
  160,200     General Electric Company ......................         5,615,010
                                                                  -------------

              INSURANCE--1.3%
   33,000     American International Group, Inc. ............         2,251,590
   69,500     Marsh & McLennan Companies, Inc. ..............         2,207,320
                                                                  -------------
                                                                      4,458,910
                                                                  -------------

              INTERNET & CATALOG RETAIL--3.7%
  204,200     eBay Inc.* ....................................         8,831,650
  135,400     Netflix Inc.* .................................         3,663,924
                                                                  -------------
                                                                     12,495,574
                                                                  -------------

              INTERNET SOFTWARE & SERVICES--4.7%
   22,000     Google Inc. Cl. A* ............................         9,126,920
  167,500     Yahoo! Inc.* ..................................         6,562,650
                                                                  -------------
                                                                     15,689,570
                                                                  -------------

              MACHINERY--1.0%
   58,100     Caterpillar Inc. ..............................         3,356,437
                                                                  -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (CONT'D)

--------------------------------------------------------------------------------

   SHARES                                                             VALUE
  --------                                                        -------------

              COMMON STOCKS--(CONT'D)

              MEDIA--5.4%
  155,800     Disney (Walt) Company .........................     $   3,734,526
  290,900     News Corporation Cl. A ........................         4,523,495
  421,100     Sirius Satellite Radio Inc.* ..................         2,821,370
  253,750     XM Satellite Radio Holdings Inc. Cl. A* .......         6,922,300
                                                                  -------------
                                                                     18,001,691
                                                                  -------------

              METALS & MINING--3.3%
   25,700     Companhia Vale do Rio Doce (CVRD) ADR#* .......         1,057,298
   21,500     Freeport-McMoRan Copper & Gold, Inc. ..........         1,156,700
   80,100     Peabody Energy Corporation ....................         6,601,842
   15,400     Phelps Dodge Corporation ......................         2,215,598
                                                                  -------------
                                                                     11,031,438
                                                                  -------------

              MULTILINE RETAIL--.2%
   12,000     Federated Department Stores, Inc. .............           795,960
                                                                  -------------

              OIL & GAS--2.3%
   32,600     Sasol Ltd. ADR# ...............................         1,161,864
   83,600     Talisman Energy Inc. ..........................         4,420,768
   41,800     Valero Energy Corporation .....................         2,156,880
                                                                  -------------
                                                                      7,739,512
                                                                  -------------

              PHARMACEUTICALS--4.4%
   55,800     IVAX Corporation* .............................         1,748,214
   41,100     Novartis AG ADR# ..............................         2,156,928
  241,800     Schering-Plough Corporation ...................         5,041,530
   25,300     Teva Pharmaceutical Industries Ltd. ADR# ......         1,088,153
  101,900     Wyeth .........................................         4,694,533
                                                                  -------------
                                                                     14,729,358
                                                                  -------------

              SAVINGS & LOANS--.7%
   34,200     Golden West Financial Corp. ...................         2,257,200
                                                                  -------------

              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.2%
   70,450     Intel Corporation .............................         1,758,432
   40,500     Marvell Technology Group Ltd.* ................         2,271,645
                                                                  -------------
                                                                      4,030,077
                                                                  -------------

              SOFTWARE--3.1%
  132,200     Check Point Software Technologies Ltd.* .......         2,657,220
  167,500     Microsoft Corporation .........................         4,380,125
  194,800     Symantec Corporation* .........................         3,409,000
                                                                  -------------
                                                                     10,446,345
                                                                  -------------

              SPECIALTY RETAIL--.6%
   53,800     Bed Bath & Beyond Inc.* .......................         1,944,870
                                                                  -------------

              TOBACCO--.7%
   30,800     Altria Group, Inc. ............................         2,301,376
                                                                  -------------

              TOTAL COMMON STOCKS
                 (COST $202,506,016) ........................       219,676,216
                                                                  -------------

 PRINCIPAL
   AMOUNT                                                             VALUE
 ---------                                                        -------------

              CORPORATE BONDS--14.9%

              AEROSPACE & DEFENSE--.3%
$ 832,135     Systems 2001 Asset Trust Cl. G, 6.664%,
                9/15/13(a) ..................................     $     885,517
                                                                  -------------
              AUTOMOTIVE--.2%
  790,000     DaimlerChrysler N.A. Holdings Corp.,
                4.05%, 6/4/08 ...............................           769,496
                                                                  -------------

              BUILDING PRODUCTS--.1%
  350,000     Masco Corporation, 4.80%, 6/15/15 .............           326,863
                                                                  -------------

              CABLE--.4%
1,350,000     Cox Communications, Inc., 5.45%,
                12/15/14 ....................................         1,319,632
                                                                  -------------

              CAPITAL MARKETS--1.0%
1,950,000     Goldman Sachs Group, Inc., 4.75%, 7/15/13 .....         1,894,390
1,655,000     J.P. Morgan Chase & Co., 4.60%, 1/17/11 .......         1,624,808
                                                                  -------------
                                                                      3,519,198
                                                                  -------------

              COMMERCIAL BANKS--1.3%
1,575,000     Associates Corp. North America,
                6.95%, 11/1/18 ..............................         1,817,090
1,380,000     Key Bank NA, 4.95%, 9/15/15 ...................         1,348,537
  600,000     Synovus Financial Corp., 5.125%, 6/15/17 ......           592,321
  525,000     Zions Bancorporation, 5.50%, 11/16/15 .........           529,876
                                                                  -------------
                                                                      4,287,824
                                                                  -------------

              CONSUMER FINANCE--.4%
1,300,000     MBNA Credit Card Master Note Trust,
                4.50%, 1/15/13 ..............................         1,295,176
                                                                  -------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--.8%
1,865,000     Telecom Italia Capital, 4.95%, 9/30/14 ........         1,784,342
1,000,000     Telecom Italia Capital, 5.25%, 10/1/15 ........           973,105
                                                                  -------------
                                                                      2,757,447
                                                                  -------------

              ELECTRIC UTILITIES--1.0%
1,500,000     Con Edison Company Of New York,
                5.625%, 7/1/12 ..............................         1,559,733
1,650,000     Ohio Edison Company 5.647%, 6/15/09(a) ........         1,676,730
                                                                  -------------
                                                                      3,236,463
                                                                  -------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS--.3%
1,100,000     GE Equipment Small Ticket,
                4.88%, 10/22/09(a) ..........................         1,100,649
                                                                  -------------

              ELECTRONICS--.2%
  650,000     Centerpoint Ener Tran II, 4.97%, 8/1/14 .......           650,525
                                                                  -------------

              ENERGY EQUIPMENT & SERVICES--.4%
1,500,000     Baker Hughes Inc., 6.25%, 1/15/09 .............         1,559,253
                                                                  -------------

              FINANCE--.8%
1,565,000     Caterpillar Financial Services Corporation,
                3.70%, 8/15/08 ..............................         1,524,094
1,220,000     SLM Corp., 4.50%, 7/26/10 .....................         1,195,619
                                                                  -------------
                                                                      2,719,713
                                                                  -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (CONT'D)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                             VALUE
-----------                                                       -------------

              CORPORATE BONDS--(CONT'D)

              FOOD & STAPLES RETAILING--.4%
$1,400,000    CVS Corporation, 4.875%, 9/15/14 ..............     $   1,353,666
                                                                  -------------

              GAS UTILITIES--.4%
 1,000,000    Kinder Morgan Energy Partners, L.P.,
                5.80%, 3/15/35 ..............................           959,883
   440,000    Nisource Inc., 5.25%, 9/15/17 .................           428,902
                                                                  -------------
                                                                      1,388,785
                                                                  -------------

              HEALTH CARE EQUIPMENT & SUPPLIES--.4%
 1,300,000    Medtronic, Inc. Senior Notes,
                4.75%, 9/15/15(a) ...........................         1,265,930
                                                                  -------------

              HEALTH CARE PROVIDERS & SERVICES--.8%
   650,000    Laboratory Corporation of America Holdings,
                5.625%, 12/15/15 ............................           659,864
 1,015,000    Manor Care, Inc., 6.25%, 5/1/13(a) ............         1,056,248
   945,000    Omnicare, Inc., 6.75%, 12/15/13 ...............           960,356
                                                                  -------------
                                                                      2,676,468
                                                                  -------------

              HOTELS, RESTAURANTS & LEISURE--.2%
   650,000    Marriott International, 4.625%, 6/15/12 .......           626,478
                                                                  -------------

              INSURANCE--2.4%
 1,800,000    American International Group, 5.05%,
                10/1/15(a) ..................................         1,769,929
 1,850,000    Franklin Auto Trust Series 2005-1, 4.91%,
                4/20/10 .....................................         1,851,369
 2,205,000    Markel Corp., 7.00%, 5/15/08 ..................         2,287,368
   490,000    The Chubb Corporation, 4.934%, 11/16/07 .......           489,895
 1,300,000    USAA Auto Owner Trust Series 2005-4,
                4.79%, 8/15/08 ..............................         1,299,943
   500,000    W. R. Berkley Corporation, 5.60%, 5/15/15 .....           499,421
                                                                  -------------
                                                                      8,197,925
                                                                  -------------

              MEDIA--.3%
   284,000    Liberty Media Corporation Floating Rate Note,
                5.37%, 9/17/06 ..............................           286,005
   650,000    News America Inc., 6.40%, 12/15/35(a) .........           657,346
                                                                  -------------
                                                                        943,351
                                                                  -------------

              METAL FABRICATING--.5%
 1,855,000    Timken Co., 5.75%, 2/15/10 ....................         1,862,604
                                                                  -------------

              METALS & MINING--.4%
 1,250,000    Alcan Inc., 5.00%, 6/1/15 .....................         1,214,784
                                                                  -------------

              MULTI-UTILITIES UNREGULATED POWER--.4%
 1,300,000    PG&E Energy Recovery Funding, LLC.,
                 4.85%, 6/25/11 .............................         1,300,595
                                                                  -------------

              OIL & GAS--.6%
 1,895,000    Canadian Natural Resources, 4.90%,
                12/1/14 .....................................         1,857,305
                                                                  -------------

 PRINCIPAL
   AMOUNT                                                             VALUE
-----------                                                       -------------

              OIL AND GAS EXTRACTION--.5%
$1,200,000    Enterprise Products Partners Series B,
                5.60%, 10/15/14 .............................     $   1,201,122
   500,000    Enterprise Products Partners, 5.00%, 3/1/15 ...           477,150
                                                                  -------------
                                                                      1,678,272
                                                                  -------------

              PHARMACEUTICALS--.4%
 1,158,000    Wyeth, 5.50%, 2/15/16(a) ......................         1,173,706
                                                                  -------------

              TOTAL CORPORATE BONDS
                (COST $50,349,480) ..........................        49,967,625
                                                                  -------------

              U.S. GOVERNMENT & AGENCY OBLIGATIONS--18.7%
              Federal Home Loan Banks,
 3,200,000      4.10%, 6/13/08 ..............................         3,153,901
 1,000,000      3.375%, 7/21/08 .............................           968,425
   850,000      3.75%, 8/15/08 ..............................           830,301
 1,400,438      4.75%, 10/25/10 .............................         1,388,534
 2,206,695      4.84%, 1/25/12 ..............................         2,192,904
 1,230,000      5.50%, 5/18/15 ..............................         1,219,097
              Federal Home Loan Mortgage Corporation,
   900,000      4.125%, 11/18/09 ............................           881,833
 2,350,000      4.50%, 11/15/11 .............................         2,307,829
 1,069,139      5.50%, 11/15/14 .............................         1,080,077
 1,093,662      5.50%, 7/15/16 ..............................         1,103,601
 1,300,000      5.00%, 8/15/16 ..............................         1,289,951
 1,100,000      5.00%, 10/15/28 .............................         1,085,936
 1,300,000      5.00%, 9/15/33 ..............................         1,287,543
              Federal National Mortgage Association,
   500,000      6.96%, 4/2/07 ...............................           513,210
 1,230,000      4.25%, 7/15/07 ..............................         1,221,286
 1,380,000      3.25%, 8/15/08 ..............................         1,331,305
 1,515,000      4.40%, 3/8/10 ...............................         1,495,844
 1,900,000      5.00%, 4/19/10 ..............................         1,897,832
 1,796,223      4.80%, 4/25/10 ..............................         1,787,803
 1,100,000      6.00%, 1/25/15 ..............................         1,128,061
 1,350,000      5.00%, 1/25/20 ..............................         1,345,771
   508,000      6.625%, 11/15/30 ............................           628,480
              U.S. Treasury Bonds,
 2,094,000      7.50%, 11/15/16 .............................         2,630,916
 1,000,000      5.25%, 11/15/28 .............................         1,091,016
 4,443,000      5.375%, 2/15/31 .............................         4,992,128
              U.S. Treasury Notes,
 4,000,000      3.75%, 3/31/07 ..............................         3,967,188
   230,000      4.375%, 5/15/07 .............................           229,883
 6,385,000      3.00%, 11/15/07 .............................         6,227,872
   132,000      3.125%, 9/15/08 .............................           127,829
 1,626,000      3.125%, 4/15/09 .............................         1,564,771
   880,000      3.625%, 7/15/09 .............................           858,757
 4,100,000      3.50%, 11/15/09 .............................         3,974,921
 1,900,000      4.25%, 8/15/13 ..............................         1,883,599
   900,000      4.25%, 11/15/14 .............................           889,805
 2,825,000      4.00%, 2/15/15 ..............................         2,739,809
 1,378,000      4.50%, 11/15/15 .............................         1,389,736

              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                (COST $63,144,369) ..........................        62,707,754
                                                                  -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (CONT'D)

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                             VALUE
-----------                                                       -------------

              SHORT-TERM INVESTMENTS--.7%

              U.S. AGENCY OBLIGATIONS--.7%
$2,500,000    Federal National Mortgage Association,
                3.15%, 1/3/06 ...............................     $   2,499,562
                                                                  -------------

              SECURITIES HELD UNDER REPURCHASE AGREEMENTS
              Securities Held Under Repurchase
                Agreements, 3.20%, 1/3/06, with Bear,
                Stearns & Co. Inc. dtd 12/30/05,
                repurchase price $124,431; collateralized
                by U.S. Treasury Notes (par Value
                $100,000 due 1/15/09) .......................           124,387
                                                                  -------------

              TOTAL SHORT-TERM INVESTMENTS
                (COST $2,623,949) ...........................         2,623,949
                                                                  -------------

TOTAL INVESTMENTS
  (COST $318,623,814)(b) ..................              99.7%      334,975,544
Other Assets In Excess of Liabilities .....                .3         1,019,605
                                                        -----     -------------
NET ASSETS ................................             100.0%    $ 335,995,149
                                                        =====     =============

--------------------------------------------------------------------------------

  *   Non-income producing security.
  #   American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 2.9% of net assets of the Portfolio.
(b) At December 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $319,894,414 amounted to $15,081,130 which consisted of aggregate gross unrealized appreciation of $20,779,291 and aggregate gross unrealized depreciation of $5,698,161.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005

--------------------------------------------------------------------------------

 SHARES                                                               VALUE
---------                                                         -------------

            COMMON STOCKS--98.7%

            AEROSPACE & DEFENSE--2.6%
  191,000   BE Aerospace, Inc.* ...............................   $   4,202,000
   78,525   L-3 Communications Holdings, Inc. .................       5,838,334
                                                                  -------------
                                                                     10,040,334
                                                                  -------------

            BEVERAGES--1.4%
   68,900   Hansen Natural Corporation* .......................       5,430,008
                                                                  -------------

            BIOTECHNOLOGY--1.8%
   34,100   Celgene Corporation* ..............................       2,209,680
  112,150   Charles River Laboratories International, Inc.* ...       4,751,796
                                                                  -------------
                                                                      6,961,476
                                                                  -------------

            CAPITAL MARKETS--4.8%
   82,745   Affiliated Managers Group, Inc.* ..................       6,640,286
   32,100   Legg Mason, Inc. ..................................       3,842,049
  153,800   National Financial Partners Corporation ...........       8,082,190
                                                                  -------------
                                                                     18,564,525
                                                                  -------------

            COMMERCIAL SERVICES & SUPPLIES--6.0%
  142,850   Education Management Corporation* .................       4,786,904
  331,650   Net 1 UEPS Technologies, Inc.* ....................       9,568,102
  197,600   West Corporation* .................................       8,328,840
                                                                  -------------
                                                                     22,683,846
                                                                  -------------

            COMMUNICATION EQUIPMENT--1.5%
   87,100   Research In Motion Limited* .......................       5,749,471
                                                                  -------------

            COMMUNICATION TECHNOLOGY--2.2%
  298,550   Nextel Partners, Inc. Cl. A* ......................       8,341,487
                                                                  -------------

            COMPUTER SERVICES--.8%
  143,100   IHS Inc. Cl. A* ...................................       2,936,412
                                                                  -------------

            COMPUTER TECHNOLOGY--1.1%
   96,100   NAVTEQ*+ ..........................................       4,215,907
                                                                  -------------

            COMPUTERS & PERIPHERALS--7.4%
   93,850   Apple Computer, Inc.* .............................       6,746,876
   97,600   M-Systems Flash Disk Pioneers Ltd.* ...............       3,232,512
  335,800   Network Appliance, Inc.* ..........................       9,066,600
  488,550   Western Digital Corporation* ......................       9,091,916
                                                                  -------------
                                                                     28,137,904
                                                                  -------------

            ELECTRIC AND ELECTRONIC EQUIPMENT--.8%
   72,800   Roper Industries, Inc. ............................       2,876,328
                                                                  -------------

            ELECTRONICS--1.1%
  264,700   Nintendo Co., Ltd. ADR# ...........................       3,994,720
                                                                  -------------

            ENERGY EQUIPMENT & SERVICES--6.3%
  217,500   BJ Services Company ...............................       7,975,725
   81,200   Diamond Offshore Drilling Inc. ....................       5,648,272
  161,400   National-Oilwell Varco Inc.* ......................      10,119,780
                                                                  -------------
                                                                     23,743,777
                                                                  -------------

 SHARES                                                               VALUE
---------                                                         -------------

            ENGINEERING--1.3%
   74,400   Jacobs Engineering Group Inc.* ....................   $   5,049,528
                                                                  -------------

            FINANCIAL INFORMATION SERVICES--1.7%
  114,750   Genworth Financial Inc. Cl. A .....................       3,968,055
   56,900   GFI Group Inc.* ...................................       2,698,767
                                                                  -------------
                                                                      6,666,822
                                                                  -------------

            FINANCIAL SERVICES--2.3%
  475,000   Hudson City Bancorp Inc. ..........................       5,757,000
  111,900   International  Securities Exchange, Inc.* .........       3,079,488
                                                                  -------------
                                                                      8,836,488
                                                                  -------------

            HEALTH CARE EQUIPMENT & SUPPLIES--3.6%
   63,600   Hologic, Inc.* ....................................       2,411,712
   32,600   Intuitive Surgical, Inc.* .........................       3,823,002
  102,700   Mentor Corporation ................................       4,732,416
  136,100   Thoratec Corporation* .............................       2,815,909
                                                                  -------------
                                                                     13,783,039
                                                                  -------------

            HEALTH CARE PROVIDERS & SERVICES--12.3%
   48,150   Community Health Systems Inc.* ....................       1,846,071
  132,450   DaVita, Inc.* .....................................       6,707,268
   74,400   Health Net Inc.* ..................................       3,835,320
  157,150   Humana Inc.* ......................................       8,537,960
   67,300   Medco Health Solutions, Inc.* .....................       3,755,340
  155,300   Omnicare, Inc. ....................................       8,886,266
  126,000   Psychiatric Solutions, Inc.* ......................       7,401,240
   47,200   Sierra Health Services, Inc.* .....................       3,774,112
   45,500   WellCare Health Plans Inc.* .......................       1,858,675
                                                                  -------------
                                                                     46,602,252
                                                                  -------------

            HOTELS, RESTAURANTS & LEISURE--1.9%
   41,500   Kerzner International Limited* ....................       2,853,125
  136,450   Orient-Express Hotels Ltd. Cl. A* .................       4,300,904
                                                                  -------------
                                                                      7,154,029
                                                                  -------------

            HOUSEHOLD DURABLES--1.1%
   61,200   Garmin Ltd. .......................................       4,060,620
                                                                  -------------

            INFORMATION TECHNOLOGY  SERVICES--.5%
  314,000   Sapient Corporation* ..............................       1,786,660
                                                                  -------------

            INSURANCE--3.2%
  173,600   Endurance Specialty Holdings Limited ..............       6,223,560
  157,200   Willis Group Holdings Limited .....................       5,806,968
                                                                  -------------
                                                                     12,030,528
                                                                  -------------

            INTERNET & CATALOG RETAIL--2.6%
  362,000   Netflix Inc.*+ ....................................       9,795,720
                                                                  -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (CONT'D)

--------------------------------------------------------------------------------

 SHARES                                                               VALUE
---------                                                         -------------

            COMMON STOCKS--(CONT'D)

            INTERNET SOFTWARE & SERVICES--2.4%
   43,400   DealerTrack Holdings Inc.* ........................   $     910,532
  196,950   iVillage Inc.* ....................................       1,579,539
  160,700   VeriSign, Inc.* ...................................       3,522,544
  161,400   WebEx Communications, Inc.* .......................       3,491,082
                                                                  -------------
                                                                      9,503,697
                                                                  -------------

            LEISURE & ENTERTAINMENT--.3%
  102,900   CKX, Inc.* ........................................       1,337,700
                                                                  -------------

            MACHINERY--OIL WELL EQUIPMENT & SERVICES--1.5%
  170,000   Patterson-UTI Energy, Inc. ........................       5,601,500
                                                                  -------------

            MACHINERY--1.5%
   97,000   Terex Corporation* ................................       5,761,800
                                                                  -------------

            MANUFACTURING--2.0%
  346,500   American Power Conversion Corp. ...................       7,623,000
                                                                  -------------

            MEDIA--4.4%
  520,850   Sirius Satellite Radio Inc.* ......................       3,489,695
   97,100   Univision Communications Inc. Cl. A* ..............       2,853,769
  376,300   XM Satellite Radio Holdings Inc. Cl. A* ...........      10,265,464
                                                                  -------------
                                                                     16,608,928
                                                                  -------------

            MEDICAL TECHNOLOGY--.6%
   75,750   Syneron Medical Ltd.* .............................       2,405,063
                                                                  -------------

            METALS & MINING--3.0%
  138,400   Peabody Energy Corporation ........................      11,406,928
                                                                  -------------

            OIL & GAS--2.6%
   71,900   Chesapeake Energy Corporation .....................       2,281,387
  140,750   Talisman Energy Inc. ..............................       7,442,860
                                                                  -------------
                                                                      9,724,247
                                                                  -------------

            PHARMACEUTICALS--1.6%
  118,050   Sepracor Inc.* ....................................       6,091,380
                                                                  -------------

            SEMICONDUCTOR CAPITAL EQUIPMENT--.8%
  100,000   SiRF Technology Holdings, Inc.* ...................       2,980,000
                                                                  -------------

 SHARES                                                               VALUE
---------                                                         -------------

            SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.4%
   95,100   Photronics, Inc.* .................................   $   1,432,206
  439,900   Tessera Technologies Inc.*+ .......................      11,371,415
                                                                  -------------
                                                                     12,803,621
                                                                  -------------

            SOFTWARE--3.2%
  145,200   Check Point Software Technologies Ltd.* ...........       2,918,520
  242,000   Take-Two Interactive Software, Inc.* ..............       4,283,400
  191,500   VeriFone Holdings Inc.* ...........................       4,844,950
                                                                  -------------
                                                                     12,046,870
                                                                  -------------

            SPECIALTY RETAIL--.9%
  105,292   Gamestop Corp. Cl. A* .............................       3,350,391
                                                                  -------------

            TEXTILES, APPAREL & LUXURY GOODS--.8%
   96,100   Coach, Inc.* ......................................       3,203,974
                                                                  -------------

            WIRELESS TELECOMMUNICATION SERVICES--1.4%
  120,400   NII Holdings Inc. Cl. B* ..........................       5,259,072
                                                                  -------------

            TOTAL COMMON STOCKS (COST $338,460,003) ...........     375,150,052
                                                                  -------------

CONTRACTS
---------

            PURCHASED OPTIONS

            PUT OPTIONS--.7%
      957   NAVTEQ/April/40+ ..................................         213,411
      897   Netflix/June/27.5+ ................................         403,650
    2,100   Shanda Interactive/March/17.5+ ....................         756,000
    2,580   Tessera Technologies/June/25+ .....................         657,900
    1,350   XM Satellite Radio Holdings/July/27.5+ ............         405,000
                                                                  -------------

            TOTAL PURCHASED PUT OPTIONS
              (COST $2,215,567) ...............................       2,435,961
                                                                  -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (CONT'D)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                              VALUE
---------                                                         -------------

             SHORT-TERM INVESTMENTS--1.9%

             U.S. AGENCY OBLIGATIONS--1.9%
$2,400,000   Federal National Mortgage Association
               3.15%, 1/3/06 ..................................   $   2,399,580
 4,825,000   Federal National Mortgage Association,
               4.02%, 1/4/06+ .................................       4,823,384
                                                                  -------------
                                                                      7,222,964
                                                                  -------------
             SECURITIES HELD UNDER REPURCHASE AGREEMENTS
               Securities Held Under Repurchase Agreements,
               3.20%, 1/3/06, with Bear, Stearns & Co. Inc.
               dtd 12/30/05, repurchase price $127,188;
               collateralized by U.S. Treasury Notes
               (par Value $105,000 due 1/15/09) ...............         127,143
                                                                  -------------

             TOTAL SHORT-TERM INVESTMENTS
               (COST $7,350,107) ..............................       7,350,107
                                                                  -------------
TOTAL INVESTMENTS
  (COST $348,025,677) ..........................   101.3%           384,936,120
Liabilities in Excess of Other Assets ..........    (1.3)            (4,969,037)
                                                   -----          -------------
NET ASSETS .....................................   100.0%         $ 379,967,083
                                                   =====          =============

--------------------------------------------------------------------------------

  *   Non-income producing security.
  #   American Depositary Receipts.
(a) At December 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $350,534,401 amounted to $34,401,719 which consisted of aggregate gross unrealized appreciation of $44,730,266 and aggregate gross unrealized depreciation of $10,328,547.
  + All or a portion of the securities are pledged as collateral for options written.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF OPTIONS WRITTEN--DECEMBER 31, 2005

--------------------------------------------------------------------------------

                                                        SHARES
                                                        SUBJECT
CONTRACTS                                               TO CALL       VALUE
---------                                               -------   -------------

            CALL OPTIONS WRITTEN
      440   NAVTEQ/April/55 .........................    44,000   $      52,800
      521   NAVTEQ/April/50 .........................    52,100         106,805
      897   Netflix/June/35 .........................    89,700         139,035
    2,580   Tessera Technologies/June/40 ............   258,000          64,500
                                                                  -------------
            TOTAL
              (PREMIUMS RECEIVED $491,320) ..........                   363,140
                                                                  -------------

            PUT OPTIONS WRITTEN
      957   NAVTEQ/April/30 .........................    95,700          38,280
      897   Netflix/June/22.5 .......................    89,700         197,340
    2,100   Shanda Interactive/March/22.5 ...........   210,000       1,554,000
    2,580   Tessera Technologies/June/22.5 ..........   258,000         387,000
    1,350   XM Satellite Radio Holdings/
              July/22.5 .............................   135,000         182,251
                                                                  -------------

            TOTAL
              (PREMIUMS RECEIVED $1,161,680)                          2,358,871
                                                                  -------------

            TOTAL OPTIONS WRITTEN
              (PREMIUMS RECEIVED $1,653,000)                      $   2,722,011
                                                                  =============

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005

--------------------------------------------------------------------------------

 SHARES                                                               VALUE
---------                                                         -------------

            COMMON STOCKS--97.5%

            AEROSPACE & DEFENSE--2.2%
  126,100   BE Aerospace, Inc.* ...............................   $   2,774,200
   74,800   United Technologies Corporation ...................       4,182,068
                                                                  -------------
                                                                      6,956,268
                                                                  -------------

            AIR FREIGHT & LOGISTICS--1.6%
   55,900   UTI Worldwide, Inc. ...............................       5,189,756
                                                                  -------------

            BIOTECHNOLOGY--4.4%
   33,700   Amgen Inc.* .......................................       2,657,582
   26,700   Celgene Corporation* ..............................       1,730,160
   41,900   Genentech, Inc.* ..................................       3,875,750
   44,300   Gilead Sciences, Inc.* ............................       2,331,509
   31,100   MedImmune, Inc.* ..................................       1,089,122
   80,500   Vertex Pharmaceuticals Incorporated* ..............       2,227,435
                                                                  -------------
                                                                     13,911,558
                                                                  -------------

            CAPITAL MARKETS--1.8%
   29,625   Ameritrade Holding Corporation* ...................         711,000
   27,200   Bear Stearns Companies Inc. .......................       3,142,416
   16,000   Legg Mason, Inc. ..................................       1,915,040
                                                                  -------------
                                                                      5,768,456
                                                                  -------------

            CHEMICALS--.9%
   64,700   Lubrizol Corporation ..............................       2,809,921
                                                                  -------------

            COMMUNICATION EQUIPMENT--2.0%
  158,000   Motorola, Inc. ....................................       3,569,220
   66,650   QUALCOMM Inc. .....................................       2,871,282
                                                                  -------------
                                                                      6,440,502
                                                                  -------------

            COMMUNICATION TECHNOLOGY--3.4%
  382,800   Nextel Partners, Inc. Cl. A* ......................      10,695,432
                                                                  -------------

            COMPUTERS & PERIPHERALS--2.7%
   22,800   Apple Computer, Inc.* .............................       1,639,092
  203,900   EMC Corporation* ..................................       2,777,118
  138,500   Network Appliance, Inc.* ..........................       3,739,500
   10,400   Palm, Inc.* .......................................         330,720
                                                                  -------------
                                                                      8,486,430
                                                                  -------------

            DIVERSIFIED FINANCIAL SERVICES--1.7%
  110,900   Citigroup Inc. ....................................       5,381,977
                                                                  -------------

            ELECTRIC AND ELECTRONIC EQUIPMENT--.5%
   40,800   Roper Industries, Inc. ............................       1,612,008
                                                                  -------------

            ENERGY EQUIPMENT & SERVICES--2.8%
  127,400   National-Oilwell Varco Inc.* ......................       7,987,980
    9,800   Schlumberger Limited ..............................         952,070
                                                                  -------------
                                                                      8,940,050
                                                                  -------------

 SHARES                                                               VALUE
---------                                                         -------------

            FINANCE--.7%
   64,200   Nasdaq Stock Market Inc.* .........................       2,258,556
                                                                  -------------

            FINANCIAL INFORMATION SERVICES--1.0%
   89,200   Genworth Financial Inc. Cl. A .....................   $   3,084,536
                                                                  -------------

            FINANCIAL SERVICES--1.2%
   74,900   Hudson City Bancorp Inc. ..........................         907,788
  109,400   International Securities Exchange, Inc.* ..........       3,010,688
                                                                  -------------
                                                                      3,918,476
                                                                  -------------

            FOOD & STAPLES RETAILING--3.8%
  256,200   CVS Corporation ...................................       6,768,804
  113,500   Wal-Mart Stores, Inc. .............................       5,311,800
                                                                  -------------
                                                                     12,080,604
                                                                  -------------

            FREIGHT & LOGISTICS--1.0%
   30,300   FedEx Corp. .......................................       3,132,717
                                                                  -------------

            HEALTH CARE--.9%
   36,400   WellPoint Inc.* ...................................       2,904,356
                                                                  -------------

            HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
   16,500   Hologic, Inc.* ....................................         625,680
   52,300   Medtronic, Inc. ...................................       3,010,911
   46,600   St. Jude Medical, Inc.* ...........................       2,339,320
                                                                  -------------
                                                                      5,975,911
                                                                  -------------

            HEALTH CARE PROVIDERS & SERVICES--3.2%
   60,900   Caremark Rx, Inc.* ................................       3,154,011
   68,200   Humana Inc.* ......................................       3,705,306
   54,120   UnitedHealth Group Incorporated ...................       3,363,017
                                                                  -------------
                                                                     10,222,334
                                                                  -------------

            HOTELS, RESTAURANTS & LEISURE--3.4%
   50,400   Carnival Corporation ..............................       2,694,888
  105,300   GTECH Holdings Corporation ........................       3,342,222
   51,350   Orient-Express Hotels Ltd. Cl. A* .................       1,618,552
   91,100   Penn National Gaming, Inc.* .......................       3,001,745
                                                                  -------------
                                                                     10,657,407
                                                                  -------------

            HOUSEHOLD PRODUCTS--2.8%
  153,927   Procter & Gamble Company ..........................       8,909,295
                                                                  -------------

            INDUSTRIAL CONGLOMERATES--2.1%
  175,800   General Electric Company ..........................       6,161,790
   21,000   Tyco International Ltd. ...........................         606,060
                                                                  -------------
                                                                      6,767,850
                                                                  -------------

            INSURANCE--1.3%
   35,600   American International Group, Inc. ................       2,428,988
   50,200   Endurance Specialty Holdings Limited ..............       1,799,670
                                                                  -------------
                                                                      4,228,658
                                                                  -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (CONT'D)

--------------------------------------------------------------------------------

 SHARES                                                               VALUE
---------                                                         -------------

            COMMON STOCKS--(CONT'D)

            INTERNET & CATALOG RETAIL--4.1%
  296,900   eBay Inc.* ........................................   $  12,840,925
                                                                  -------------

            INTERNET SOFTWARE & SERVICES--8.7%
   49,200   DealerTrack Holdings Inc.* ........................       1,032,216
   37,500   Google Inc. Cl. A* ................................      15,557,250
  192,100   Openwave Systems, Inc.* ...........................       3,355,987
  195,800   Yahoo! Inc.* ......................................       7,671,444
                                                                  -------------
                                                                     27,616,897
                                                                  -------------

            MACHINERY--1.8%
   53,100   Caterpillar Inc. ..................................       3,067,587
   43,000   Terex Corporation* ................................       2,554,200
                                                                  -------------
                                                                      5,621,787
                                                                  -------------

            MACHINERY--OIL WELL EQUIPMENT & SERVICES--1.2%
  115,150   Patterson-UTI Energy, Inc. ........................       3,794,193
                                                                  -------------

            MANUFACTURING--.2%
   29,500   American Power Conversion Corp. ...................         649,000
                                                                  -------------

            MEDIA--3.1%
  120,600   Disney (Walt) Company .............................       2,890,782
  229,600   Time Warner Inc. ..................................       4,004,224
   89,800   Viacom Inc. Cl. B .................................       2,927,480
                                                                  -------------
                                                                      9,822,486
                                                                  -------------

            METALS & MINING--2.3%
   67,300   Peabody Energy Corporation ........................       5,546,866
   12,400   Phelps Dodge Corporation ..........................       1,783,988
                                                                  -------------
                                                                      7,330,854
                                                                  -------------

            MULTILINE RETAIL--.5%
   31,100   Kohl's Corporation* ...............................       1,511,460
                                                                  -------------

            OIL & GAS--2.8%
    4,000   Energy Partners, Ltd.* ............................          87,160
  113,300   Talisman Energy Inc. ..............................       5,991,304
   52,300   Valero Energy Corporation .........................       2,698,680
                                                                  -------------
                                                                      8,777,144
                                                                  -------------

            PHARMACEUTICALS--5.7%
   17,300   AstraZeneca PLC Sponsored ADR# ....................         840,780
  163,025   IVAX Corporation* .................................       5,107,573
   39,900   Johnson & Johnson .................................       2,397,990
   54,400   Novartis AG ADR# ..................................       2,854,912
   35,700   Sanofi-Aventis ADR# ...............................       1,567,230
  146,500   Schering-Plough Corporation .......................       3,054,525
   40,000   Sepracor Inc.* ....................................       2,064,000
                                                                  -------------
                                                                     17,887,010
                                                                  -------------

 SHARES                                                               VALUE
---------                                                         -------------

            PHARMACEUTICAL PREPARATIONS--1.4%
  109,100   Adams Respiratory Therapeutics, Inc.* .............   $   4,436,006
                                                                  -------------

            ROAD & RAIL--.5%
   22,400   Burlington Northern Santa Fe Corporation ..........       1,586,368
                                                                  -------------

            SEMICONDUCTORS--.1%
   66,100   Silicon Storage Technology Inc.* ..................         333,805
                                                                  -------------

            SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.6%
   92,300   Advanced Micro Devices, Inc.* .....................       2,824,380
   88,400   Broadcom Corporation Cl. A* .......................       4,168,060
   42,900   Intel Corporation .................................       1,070,784
   59,800   Marvell Technology Group Ltd.* ....................       3,354,182
  158,800   Tessera Technologies Inc.* ........................       4,104,980
  114,700   Trident Microsystems, Inc.* .......................       2,064,600
                                                                  -------------
                                                                     17,586,986
                                                                  -------------

            SOFTWARE--6.6%
  130,800   Check Point Software Technologies Ltd.* ...........       2,629,080
  397,900   Microsoft Corporation .............................      10,405,085
  125,300   Oracle Corporation* ...............................       1,529,913
  247,550   VeriFone Holdings Inc.* ...........................       6,263,015
                                                                  -------------
                                                                     20,827,093
                                                                  -------------

            SPECIALTY RETAIL--1.9%
   63,600   Abercrombie & Fitch Co. Cl. A .....................       4,145,448
   28,250   Lowe's Companies, Inc. ............................       1,883,145
                                                                  -------------
                                                                      6,028,593
                                                                  -------------

            TOBACCO--1.6%
   67,700   Altria Group, Inc. ................................       5,058,544
                                                                  -------------

            WIRELESS TELECOMMUNICATION SERVICES--2.1%
   27,300   America Movil S.A. de C.V. ADR Series L# ..........         798,798
  103,442   American Tower Corporation Cl. A* .................       2,803,278
   65,400   NII Holdings Inc. Cl. B* ..........................       2,856,672
                                                                  -------------
                                                                      6,458,748
                                                                  -------------

            TOTAL COMMON STOCKS
              (COST $272,224,016) .............................     308,500,957
                                                                  -------------

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2005 (CONT'D)

--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                              VALUE
---------                                                         -------------

              SHORT-TERM INVESTMENTS--4.8%

              U.S. AGENCY OBLIGATIONS--4.7%
$15,000,000   Federal National Mortgage Association, 3.15%,
                1/3/06 ........................................   $  14,997,374
                                                                  -------------

              SECURITIES HELD UNDER REPURCHASE AGREEMENTS--.1%
              Securities Held Under Repurchase Agreements,
                3.20%, 1/3/06, with Bear, Stearns & Co. Inc.
                dtd 12/30/05, repurchase price $137,173;
                collateralized by U.S. Treasury Notes
                (par Value $110,000 due 1/15/09) ..............         137,125
                                                                  -------------

              TOTAL SHORT-TERM INVESTMENTS
                (COST $15,134,499) ............................      15,134,499
                                                                  -------------

TOTAL INVESTMENTS
  (COST $287,358,515) (a) ......................   102.3%           323,635,456
Liabilities in Excess of Other Assets ..........    (2.3)            (7,338,321)
                                                   -----          -------------
NET ASSETS .....................................   100.0%         $ 316,297,135
                                                   =====          =============

--------------------------------------------------------------------------------

  *   Non-income producing security.
  #   American Depositary Receipts.
(a) At December 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $287,453,158 amounted to $36,182,298 which consisted of aggregate gross unrealized appreciation of $40,335,117 and aggregate gross unrealized depreciation of $4,152,819.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                             ALGER
                                                              ALGER        AMERICAN                        ALGER          ALGER
                                             ALGER          AMERICAN        INCOME          ALGER        AMERICAN       AMERICAN
                                           AMERICAN           SMALL           AND         AMERICAN        MIDCAP        LEVERAGED
                                            GROWTH       CAPITALIZATION     GROWTH        BALANCED        GROWTH         ALLCAP
                                           PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
  ASSETS:
    Investments in securities,
      at value (identified cost*)
      --see accompanying schedules of
      investments                       $   855,702,696  $  552,797,748  $  77,261,662  $ 334,975,544  $ 384,936,120  $ 323,635,456
    Receivable for investment
      securities sold                                --       2,587,416      1,045,179             --      2,682,055      4,729,389
    Receivable for shares of
      beneficial interest sold                  194,020         295,187          6,677        155,973        690,725         52,348
    Interest and dividends receivable           614,993         159,569         94,131      1,190,150        100,738        205,994
    Prepaid expenses                             35,531           2,370         18,650          4,614          5,401          3,528
------------------------------------------------------------------------------------------------------------------------------------
        Total Assets                        856,547,240     555,842,290     78,426,299    336,326,281    388,415,039    328,626,715
------------------------------------------------------------------------------------------------------------------------------------
  LIABILITIES:
    Payable for investment securities
      purchased                                      --       1,188,187      1,494,686             --      3,820,224     11,558,666
    Written options outstanding               1,179,385              --             --             --      2,722,011             --
    Payable for shares of beneficial
      interest redeemed                         480,742       2,097,435         73,122         46,033      1,528,207        459,833
    Accrued investment management
      fees                                      552,565         404,466         41,536        216,228        261,573        231,628
    Accrued expenses                            243,105         128,864         35,909         68,871        115,941         79,453
------------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities                     2,455,797       3,818,952      1,645,253        331,132      8,447,956     12,329,580
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS                            $   854,091,443  $  552,023,338  $  76,781,046  $ 335,995,149  $ 379,967,083  $ 316,297,135
====================================================================================================================================
  NET ASSETS CONSIST OF:
    Paid-in capital                     $ 1,157,426,461  $  633,428,713  $ 106,205,235  $ 300,612,883  $ 298,659,681  $ 448,448,198
    Undistributed net investment
      income (accumulated loss)                 896,373              --        907,813      4,445,955             --             --
    Undistributed net realized gain
      (accumulated loss)                   (365,023,330)   (179,819,300)   (37,983,046)    14,584,581     45,465,970   (168,428,004)
    Net unrealized appreciation              60,791,939      98,413,925      7,651,044     16,351,730     35,841,432     36,276,941
------------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS                            $   854,091,443  $  552,023,338  $  76,781,046  $ 335,995,149  $ 379,967,083  $ 316,297,135
====================================================================================================================================
  CLASS O
  NET ASSET VALUE PER SHARE             $         39.24  $        23.68  $       10.28  $       14.44  $       21.90  $       34.78
====================================================================================================================================
  CLASS S
  NET ASSET VALUE PER SHARE             $         38.96  $        23.47  $       10.32  $       14.61  $       21.70  $       34.44
====================================================================================================================================
    Shares of beneficial interest
      outstanding--Note 6
  CLASS O                                    21,400,118      21,534,442      7,467,966     20,243,415     16,857,912      8,580,680
====================================================================================================================================
  CLASS S                                       365,778       1,796,478          1,058      2,982,685        498,083        519,432
====================================================================================================================================
  *Identified cost                      $   794,852,834  $  454,383,823  $  69,610,618  $ 318,623,814  $ 348,025,677  $ 287,358,515
====================================================================================================================================

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                             ALGER
                                                              ALGER        AMERICAN                        ALGER          ALGER
                                             ALGER          AMERICAN        INCOME          ALGER        AMERICAN       AMERICAN
                                           AMERICAN           SMALL           AND         AMERICAN        MIDCAP        LEVERAGED
                                            GROWTH       CAPITALIZATION     GROWTH        BALANCED        GROWTH          ALLCAP
                                           PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income:
        Interest                        $       319,140  $      738,105  $      88,580  $   5,103,090  $     367,255  $     199,414
        Dividends (net of foreign
          withholding taxes*)                 8,129,975       1,638,157      1,469,476      1,930,986      1,456,373      2,737,668
------------------------------------------------------------------------------------------------------------------------------------
          Total Income                        8,449,115       2,376,262      1,558,056      7,034,076      1,823,628      2,937,082
------------------------------------------------------------------------------------------------------------------------------------
      Expenses:
        Management fees--Note 3(a)            7,001,077       4,279,265        531,477      2,509,177      3,564,336      3,014,791
        Custodian fees                          101,215          61,032         17,098         53,398         73,889         51,232
        Professional fees                        69,712          46,622         13,917         32,233         43,397         31,063
        Distribution fees--Note 3(b)
          Class S                                30,057          73,144             26        108,041         19,199         36,638
        Trustees' fees                            2,299           2,299          2,299          2,299          2,299          2,299
        Miscellaneous                           345,218         168,506         77,178        106,337        160,587        137,677
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                      7,549,578       4,630,868        641,995      2,811,485      3,863,707      3,273,700
------------------------------------------------------------------------------------------------------------------------------------
    Net Investment Income (Loss)                899,537      (2,254,606)       916,061      4,222,591     (2,040,079)      (336,618)
------------------------------------------------------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS
        AND OPTIONS
        Net realized gain on
          investments                       138,833,071      54,108,276      7,807,059     32,650,466     49,550,081     44,931,990
        Net realized gain on
          redemptions-in-kind                14,471,485              --             --             --     12,024,454     13,194,253
        Net realized gain (loss) on
          options                               652,915              --             --             --      1,043,767         (2,178)
        Net change in unrealized
          appreciation (depreciation)
          on investments                    (53,044,894)     26,925,303     (6,129,722)   (10,357,963)   (19,187,936)   (11,579,064)
        Net change in unrealized
          depreciation on options               (38,268)             --             --             --       (848,617)            --
------------------------------------------------------------------------------------------------------------------------------------
        Net realized and unrealized
          gain on investments and
          options                           100,874,309      81,033,579      1,677,337     22,292,503     42,581,749     46,545,001
------------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN
      NET ASSETS RESULTING
      FROM OPERATIONS                   $   101,773,846  $   78,778,973  $   2,593,398  $  26,515,094  $  40,541,670  $  46,208,383
====================================================================================================================================
    *Foreign withholding taxes          $        33,215  $           --  $       1,945  $       7,962  $       3,788  $      16,407
====================================================================================================================================

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                         ALGER           ALGER                         ALGER           ALGER
                                          ALGER         AMERICAN        AMERICAN        ALGER         AMERICAN        AMERICAN
                                        AMERICAN          SMALL        INCOME AND     AMERICAN         MIDCAP         LEVERAGED
                                         GROWTH      CAPITALIZATION     GROWTH         BALANCED        GROWTH          ALLCAP
                                        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)       $      899,537  $   (2,254,606) $     916,061  $   4,222,591  $   (2,040,079) $     (336,618)
  Net realized gain on investments
   and options                          153,957,471      54,108,276      7,807,059     32,650,466      62,618,302      58,124,065
  Net change in unrealized
    appreciation (depreciation) on
    investments and options             (53,083,162)     26,925,303     (6,129,722)   (10,357,963)    (20,036,553)    (11,579,064)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets
    resulting from operations           101,773,846      78,778,973      2,593,398     26,515,094      40,541,670      46,208,383
----------------------------------------------------------------------------------------------------------------------------------
  Dividends and distributions to
   shareholders from:
    Net investment income
    Class O                              (2,231,180)             --       (947,291)    (4,826,274)             --              --
    Class S                                 (14,708)             --            (89)      (623,154)             --              --
    Net realized gains
    Class O                                      --              --             --             --     (17,950,220)             --
    Class S                                      --              --             --             --        (284,657)             --
----------------------------------------------------------------------------------------------------------------------------------
  Total dividends and distributions
     to shareholders                     (2,245,888)             --       (947,380)    (5,449,428)    (18,234,877)             --
----------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from shares
    of beneficial interest
    transactions:
    Class O*                           (286,858,415)    (48,665,211)   (18,429,471)   (35,627,151)   (135,417,608)   (126,082,841)
    Class S                               3,446,994      15,340,180             89     (3,622,485)      5,574,067       2,063,932
----------------------------------------------------------------------------------------------------------------------------------
  Net decrease from shares of
    beneficial interest
    transactions--Note 6               (283,411,421)    (33,325,031)   (18,429,382)   (39,249,636)   (129,843,541)   (124,018,909)
----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)        (183,883,463)     45,453,942    (16,783,364)   (18,183,970)   (107,536,748)    (77,810,526)
  Net Assets
    Beginning of year                 1,037,974,906     506,569,396     93,564,410    354,179,119     487,503,831     394,107,661
----------------------------------------------------------------------------------------------------------------------------------
    End of year                      $  854,091,443  $  552,023,338  $  76,781,046  $ 335,995,149  $  379,967,083  $  316,297,135
==================================================================================================================================
    Undistributed net investment
      income (accumulated loss)      $      896,373  $           --  $     907,813  $   4,445,955  $           --  $           --
==================================================================================================================================
  * Includes securities redeemed-
    in-kind, at value                $ (120,102,278) $           --  $          --  $          --  $ (100,844,585) $  (74,200,551)
==================================================================================================================================

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                          ALGER          ALGER                         ALGER            ALGER
                                          ALGER         AMERICAN        AMERICAN        ALGER         AMERICAN        AMERICAN
                                        AMERICAN          SMALL       INCOME AND       AMERICAN        MIDCAP         LEVERAGED
                                         GROWTH      CAPITALIZATION      GROWTH        BALANCED        GROWTH          ALLCAP
                                        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)       $    2,242,724  $   (3,570,631) $     941,426  $   4,791,441  $   (2,710,073) $     (574,382)
  Net realized gain on investments      119,402,310      86,506,443      8,454,343     17,663,589      59,857,453      36,696,484
  Net change in unrealized
    appreciation (depreciation) on
    investments                         (69,563,062)     (8,480,666)    (2,457,605)    (7,195,886)     (3,611,901)     (6,646,763)

----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets
    resulting from operations           520,081,971      74,455,146      6,938,164     15,259,144      53,535,479      29,475,339
----------------------------------------------------------------------------------------------------------------------------------
  Dividends to shareholders from:
    Net investment income
    Class O                                      --              --       (528,379)    (4,594,189)             --              --
    Class S                                      --              --            (32)      (515,970)             --              --

----------------------------------------------------------------------------------------------------------------------------------
      Total dividends to
        shareholders                             --              --       (528,411)    (5,110,159)             --              --

----------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) from shares
    of beneficial interest
    transactions:
    Class O                            (138,871,577)    (83,426,150)   (14,110,344)    (8,131,316)     15,230,794     (30,503,604)
    Class S                               7,079,912      14,908,180             31     14,491,781       4,104,160       5,519,232

----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from
    shares of beneficial interest
    transactions--Note 6               (131,791,665)    (68,517,970)   (14,110,313)     6,360,465      19,334,954     (24,984,372)

----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)         (79,709,693)      5,937,176     (7,700,560)    16,509,450      72,870,433       4,490,967
  Net Assets
    Beginning of year                 1,117,684,599     500,632,220    101,264,970    337,669,669     414,633,398     389,616,694

----------------------------------------------------------------------------------------------------------------------------------
    End of year                      $1,037,974,906  $  506,569,396  $  93,564,410  $ 354,179,119  $  487,503,831  $  394,107,661

==================================================================================================================================
    Undistributed net investment
    income (accumulated loss)        $    2,242,724  $           --  $     939,132  $   4,928,021  $           --  $           --

==================================================================================================================================

                       See Notes to Financial Statements.

                      [This page intentionally left blank.]

THE ALGER AMERICAN FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                          INCOME FROM INVESTMENT OPERATIONS
                                                          ---------------------------------
                                               NET ASSET                     NET REALIZED                              DISTRIBUTIONS
                                                VALUE,                      AND UNREALIZED  TOTAL FROM  DIVIDENDS FROM   FROM NET
                                              BEGINNING   NET INVESTMENT      GAIN (LOSS)   INVESTMENT  NET INVESTMENT   REALIZED
                                               OF PERIOD   INCOME (LOSS)    ON INVESTMENTS  OPERATIONS      INCOME         GAINS
                                              ----------- --------------    --------------- ----------- -------------- -------------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .......................    $35.12        $ 0.03           $  4.17       $  4.20       $(0.08)       $   --
  Year ended 12/31/04 .......................     33.29          0.07              1.76          1.83           --            --
  Year ended 12/31/03 .......................     24.63         (0.02)             8.68          8.66           --            --
  Year ended 12/31/02 .......................     36.77         (0.01)           (12.12)       (12.13)       (0.01)           --
  Year ended 12/31/01 .......................     47.27          0.01             (4.88)        (4.87)       (0.10)        (5.53)
  CLASS S
  Year ended 12/31/05 .......................    $34.92        $(0.06)          $  4.14       $  4.08       $(0.04)       $   --
  Year ended 12/31/04 .......................     33.18          0.06              1.68          1.74           --            --
  Year ended 12/31/03 .......................     24.61         (0.05)             8.62          8.57           --            --
  Eight months ended 12/31/02(i)(ii) ........     33.28         (0.01)            (8.66)        (8.67)          --            --

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  CLASS O
  Year ended 12/31/05 .......................    $20.26        $(0.20)          $  3.62       $  3.42       $   --        $   --
  Year ended 12/31/04 .......................     17.38         (0.27)             3.15          2.88           --            --
  Year ended 12/31/03 .......................     12.21         (0.15)             5.32          5.17           --            --
  Year ended 12/31/02 .......................     16.55         (0.11)            (4.23)        (4.34)          --            --
  Year ended 12/31/01 .......................     23.49         (0.03)            (6.90)        (6.93)       (0.01)           --
  CLASS S
  Year ended 12/31/05 .......................    $20.13        $(0.06)          $  3.40       $  3.34       $   --        $   --
  Year ended 12/31/04 .......................     17.31         (0.08)             2.90          2.82           --            --
  Year ended 12/31/03 .......................     12.19         (0.15)             5.27          5.12           --            --
  Eight months ended 12/31/02(i)(ii) ........     16.02         (0.08)            (3.75)        (3.83)          --            --
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .......................    $10.05        $ 0.13           $  0.21       $  0.34       $(0.11)       $   --
  Year ended 12/31/04 .......................      9.37          0.10              0.63          0.73        (0.05)           --
  Year ended 12/31/03 .......................      7.24          0.05              2.11          2.16        (0.03)           --
  Year ended 12/31/02 .......................     10.57          0.02             (3.29)        (3.27)       (0.06)           --
  Year ended 12/31/01 .......................     13.26          0.05             (1.86)        (1.81)       (0.05)        (0.83)
  CLASS S
  Year ended 12/31/05 .......................    $10.08        $ 0.07           $  0.25       $  0.32       $(0.08)       $   --
  Year ended 12/31/04 .......................      9.41          0.07              0.63          0.70        (0.03)           --
  Year ended 12/31/03 .......................      7.27          0.03              2.12          2.15        (0.01)           --
  Eight months ended 12/31/02(i)(ii) ........      9.58          0.01             (2.32)        (2.31)          --            --
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/05 .......................    $13.55        $ 0.20           $  0.92       $  1.12       $(0.23)       $   --
  Year ended 12/31/04 .......................     13.16          0.19              0.40          0.59        (0.20)           --
  Year ended 12/31/03 .......................     11.29          0.19              1.94          2.13        (0.26)           --
  Year ended 12/31/02 .......................     13.08          0.20             (1.79)        (1.59)       (0.20)           --
  Year ended 12/31/01 .......................     13.77          0.18             (0.43)        (0.25)       (0.20)        (0.24)
  CLASS S
  Year ended 12/31/05 .......................    $13.71        $ 0.14           $  0.96       $  1.10       $(0.20)       $   --
  Year ended 12/31/04 .......................     13.34          0.17              0.39          0.56        (0.19)           --
  Year ended 12/31/03 .......................     11.47          0.23              1.90          2.13        (0.26)           --
  Eight months ended 12/31/02(i)(ii) ........     12.50          0.02             (1.05)        (1.03)          --            --

(i) Ratios have been annualized; total return has not been annualized.
(ii) Commenced operations May 1, 2002.

                       See Notes to Financial Statements.

                                                               NET ASSET
                                                   TOTAL      VALUE, END
                                               DISTRIBUTIONS   OF PERIOD  TOTAL RETURN
                                               -------------  ----------  ------------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .......................     $(0.08)        $39.24       12.00%
  Year ended 12/31/04 .......................         --          35.12        5.50
  Year ended 12/31/03 .......................         --          33.29       35.16
  Year ended 12/31/02 .......................      (0.01)         24.63      (32.99)
  Year ended 12/31/01 .......................      (5.63)         36.77      (11.81)
  CLASS S
  Year ended 12/31/05 .......................     $(0.04)        $38.96       11.71%
  Year ended 12/31/04 .......................         --          34.92        5.24
  Year ended 12/31/03 .......................         --          33.18       34.82
  Eight months ended 12/31/02(i)(ii) ........         --          24.61      (26.05)
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  CLASS O
  Year ended 12/31/05 .......................     $   --         $23.68       16.88%
  Year ended 12/31/04 .......................         --          20.26       16.57
  Year ended 12/31/03 .......................         --          17.38       42.34
  Year ended 12/31/02 .......................         --          12.21      (26.22)
  Year ended 12/31/01 .......................      (0.01)         16.55      (29.51)
  CLASS S
  Year ended 12/31/05 .......................     $   --         $23.47       16.59%
  Year ended 12/31/04 .......................         --          20.13       16.29
  Year ended 12/31/03 .......................         --          17.31       42.00
  Eight months ended 12/31/02(i)(ii) ........         --          12.19      (23.91)
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .......................     $(0.11)        $10.28        3.44%
  Year ended 12/31/04 .......................      (0.05)         10.05        7.85
  Year ended 12/31/03 .......................      (0.03)          9.37       29.84
  Year ended 12/31/02 .......................      (0.06)          7.24      (31.10)
  Year ended 12/31/01 .......................      (0.88)         10.57      (14.32)
  CLASS S
  Year ended 12/31/05 .......................     $(0.08)        $10.32        3.27%
  Year ended 12/31/04 .......................      (0.03)         10.08        7.47
  Year ended 12/31/03 .......................      (0.01)          9.41       29.63
  Eight months ended 12/31/02(i)(ii) ........         --           7.27      (24.11)
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/05 .......................     $(0.23)        $14.44        8.42%
  Year ended 12/31/04 .......................      (0.20)         13.55        4.57
  Year ended 12/31/03 .......................      (0.26)         13.16       19.03
  Year ended 12/31/02 .......................      (0.20)         11.29      (12.29)
  Year ended 12/31/01 .......................      (0.44)         13.08       (1.93)
  CLASS S
  Year ended 12/31/05 .......................     $(0.20)        $14.61        8.15%
  Year ended 12/31/04 .......................      (0.19)         13.71        4.27
  Year ended 12/31/03 .......................      (0.26)         13.34       18.73
  Eight months ended 12/31/02(i)(ii) ........         --          11.47       (8.24)

                                                                RATIOS/SUPPLEMENTAL DATA
                                               ------------------------------------------------------------
                                                                                    RATIO OF NET
                                                                                    INVESTMENT
                                                 NET ASSETS,    RATIO OF EXPENSES  INCOME (LOSS)  PORTFOLIO
                                                END OF PERIOD      TO AVERAGE       TO AVERAGE    TURNOVER
                                               (000'S OMITTED)     NET ASSETS       NET ASSETS      RATE
                                               ---------------  -----------------  -------------  ---------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .......................     $  839,841          0.81%            0.10%       257.14%
  Year ended 12/31/04 .......................      1,028,652          0.86             0.21        194.25
  Year ended 12/31/03 .......................      1,115,959          0.85            (0.05)       167.53
  Year ended 12/31/02 .......................        874,914          0.85            (0.01)       238.03
  Year ended 12/31/01 .......................      1,540,327          0.81             0.03         87.79
  CLASS S
  Year ended 12/31/05 .......................     $   14,250          1.05%           (0.15)%      257.14%
  Year ended 12/31/04 .......................          9,323          1.11             0.27        194.25
  Year ended 12/31/03 .......................          1,726          1.10            (0.16)       167.53
  Eight months ended 12/31/02(i)(ii) ........             19          1.10            (0.13)       238.03
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  Year ended 12/31/05 .......................
  Year ended 12/31/05 .......................     $  509,855          0.91%           (0.43)%       97.11%
  Year ended 12/31/04 .......................        484,760          0.97            (0.72)       135.33
  Year ended 12/31/03 .......................        496,076          0.97            (0.70)       146.69
  Year ended 12/31/02 .......................        376,550          0.97            (0.69)       111.82
  Year ended 12/31/01 .......................        517,364          0.92            (0.27)       181.80
  CLASS S
  Year ended 12/31/05 .......................     $   42,168          1.15%           (0.67)%       97.11%
  Year ended 12/31/04 .......................         21,809          1.22            (0.98)       135.33
  Year ended 12/31/03 .......................          4,556          1.23            (1.02)       146.69
  Eight months ended 12/31/02(i)(ii) ........              7          1.20            (0.87)       111.82
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .......................     $   76,770          0.75%            1.08%       103.93%
  Year ended 12/31/04 .......................         93,554          0.78             0.97         96.49
  Year ended 12/31/03 .......................        101,255          0.78             0.60        175.67
  Year ended 12/31/02 .......................         85,066          0.79             0.25        276.12
  Year ended 12/31/01 .......................        144,006          0.72             0.52        110.04
  CLASS S
  Year ended 12/31/05 .......................     $       11          1.00%            0.83%       103.93%
  Year ended 12/31/04 .......................             11          1.04             0.76         96.49
  Year ended 12/31/03 .......................             10          1.01             0.35        175.67
  Eight months ended 12/31/02(i)(ii) ........              7          1.05             0.16        276.12
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/05 .......................     $  292,412          0.81%            1.29%       218.77%
  Year ended 12/31/04 .......................        309,744          0.87             1.41        177.66
  Year ended 12/31/03 .......................        308,990          0.87             1.60        135.67
  Year ended 12/31/02 .......................        254,290          0.87             2.16        188.76
  Year ended 12/31/01 .......................        224,959          0.85             2.53         62.93
  CLASS S
  Year ended 12/31/05 .......................     $   43,583          1.06%            1.05%       218.77%
  Year ended 12/31/04 .......................         44,435          1.12             1.20        177.66
  Year ended 12/31/03 .......................         28,680          1.11             1.25        135.67
  Eight months ended 12/31/02(i)(ii) ........            494          1.17             1.67        188.76

THE ALGER AMERICAN FUND
FINANCIAL HIGHLIGHTS (CONT'D)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                        INCOME FROM INVESTMENT OPERATIONS
                                                        ---------------------------------

                                             NET ASSET                     NET REALIZED                               DISTRIBUTIONS
                                               VALUE,                     AND UNREALIZED  TOTAL FROM  DIVIDENDS FROM     FROM NET
                                             BEGINNING   NET INVESTMENT    GAIN (LOSS)    INVESTMENT  NET INVESTMENT     REALIZED
                                             OF PERIOD    INCOME (LOSS)   ON INVESTMENTS  OPERATIONS      INCOME          GAINS
                                            -----------  --------------  ---------------  ----------  --------------  -------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 ...................      $20.80     $(0.31)            $  2.22       $  1.91         $ --         $ (0.81)
  Year ended 12/31/04 ...................       18.40      (0.11)               2.51          2.40           --              --
  Year ended 12/31/03 ...................       12.45      (0.05)               6.00          5.95           --              --
  Year ended 12/31/02 ...................       17.67      (0.10)              (5.12)        (5.22)          --              --
  Year ended 12/31/01 ...................       30.62      (0.09)(iii)         (1.23)        (1.32)          --          (11.63)
  CLASS S
  Year ended 12/31/05 ...................      $20.67     $(0.07)            $  1.91       $  1.84         $ --         $ (0.81)
  Year ended 12/31/04 ...................       18.33      (0.15)(iii)          2.49          2.34           --              --
  Year ended 12/31/03 ...................       12.43      (0.14)               6.04          5.90           --              --
  Eight months ended 12/31/02(i)(ii) ....       16.69      (0.07)              (4.19)        (4.26)          --              --
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/05 ...................      $30.39     $(0.21)            $  4.60       $  4.39         $ --          $   --
  Year ended 12/31/04 ...................       28.09      (0.07)               2.37          2.30           --              --
  Year ended 12/31/03 ...................       20.85      (0.07)               7.31          7.24           --              --
  Year ended 12/31/02 ...................       31.55      (0.14)             (10.56)       (10.70)          --              --
  Year ended 12/31/01 ...................       38.80       0.00(iii)          (6.06)        (6.06)          --           (1.19)
  CLASS S
  Year ended 12/31/05 ...................      $30.17     $(0.08)            $  4.35       $  4.27         $ --          $   --
  Year ended 12/31/04 ...................       27.96      (0.04)               2.25          2.21           --              --
  Year ended 12/31/03 ...................       20.83      (0.16)               7.29          7.13           --              --
  Eight months ended 12/31/02(i)(ii) ....       28.46      (0.02)              (7.61)        (7.63)          --              --

(i)   Ratios have been annualized; total return has not been annualized.
(ii)  Commenced operations May 1, 2002.
(iii) Amount was computed based on average shares outstanding during the period.

                       See Notes to Financial Statements.

                                                            NET ASSET
                                               TOTAL       VALUE, END
                                            DISTRIBUTIONS   OF PERIOD  TOTAL RETURN
                                            -------------  ----------  ------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 ...................      $ (0.81)      $21.90         9.82%
  Year ended 12/31/04 ...................           --        20.80        13.04
  Year ended 12/31/03 ...................           --        18.40        47.79
  Year ended 12/31/02 ...................           --        12.45       (29.54)
  Year ended 12/31/01 ...................       (11.63)       17.67        (6.52)
  CLASS S
  Year ended 12/31/05 ...................      $ (0.81)      $21.70         9.54%
  Year ended 12/31/04 ...................           --        20.67        12.77
  Year ended 12/31/03 ...................           --        18.33        47.47
  Eight months ended 12/31/02(i)(ii) ....           --        12.43       (25.52)
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/05 ...................        $  --       $34.78        14.45%
  Year ended 12/31/04 ...................           --        30.39         8.19
  Year ended 12/31/03 ...................           --        28.09        34.72
  Year ended 12/31/02 ...................           --        20.85       (33.91)
  Year ended 12/31/01 ...................        (1.19)       31.55       (15.93)
  CLASS S
  Year ended 12/31/05 ...................        $  --       $34.44        14.15%
  Year ended 12/31/04 ...................           --        30.17         7.90
  Year ended 12/31/03 ...................           --        27.96        34.23
  Eight months ended 12/31/02(i)(ii) ....           --        20.83       (26.81)


                                                              RATIOS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------------
                                                                                 RATIO OF NET
                                                                                 INVESTMENT
                                              NET ASSETS,    RATIO OF EXPENSES  INCOME (LOSS)  PORTFOLIO
                                             END OF PERIOD      TO AVERAGE       TO AVERAGE     TURNOVER
                                            (000'S OMITTED)     NET ASSETS       NET ASSETS       RATE
                                            ---------------  -----------------  -------------  ---------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 ...................       $369,157           0.86%           (0.45)%      226.14%
  Year ended 12/31/04 ...................        482,868           0.92            (0.62)       229.17
  Year ended 12/31/03 ...................        414,590           0.93            (0.70)       196.43
  Year ended 12/31/02 ...................        240,063           0.93            (0.56)       323.83
  Year ended 12/31/01 ...................        355,015           0.88            (0.45)       130.11
  CLASS S
  Year ended 12/31/05 ...................       $ 10,810           1.11%           (0.70)%      226.14%
  Year ended 12/31/04 ...................          4,636           1.17            (0.82)       229.17
  Year ended 12/31/03 ...................             43           1.18            (0.94)       196.43
  Eight months ended 12/31/02(i)(ii) ....              8           1.19            (0.75)       323.83
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/05 ...................       $298,410           0.91%           (0.08)%      130.14%
  Year ended 12/31/04 ...................        380,336           0.97            (0.14)       182.41
  Year ended 12/31/03 ...................        382,289           0.97            (0.36)       161.71
  Year ended 12/31/02 ...................        271,373           0.96            (0.49)       203.05
  Year ended 12/31/01 ...................        443,209           0.92             0.00        103.03
  CLASS S
  Year ended 12/31/05 ...................       $ 17,887           1.16%           (0.33)%      130.14%
  Year ended 12/31/04 ...................         13,772           1.22            (0.31)       182.41
  Year ended 12/31/03 ...................          7,328           1.21            (0.63)       161.71
  Eight months ended 12/31/02(i)(ii) ....            281           1.32            (0.92)       203.05

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005
--------------------------------------------------------------------------------

NOTE 1--GENERAL:

The Alger American Fund (the "Fund") is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing six series of shares of beneficial interest: American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio (collectively the "Portfolios" and individually "Portfolio"). The American Growth Portfolio, American Small Capitalization Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The American Income and Growth Portfolio's primary investment objective is to provide a high level of dividend income by investing primarily in dividend-paying equity securities; capital appreciation is a secondary objective. The American Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.

Each Portfolio offers Class O and Class S shares. Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

(a) INVESTMENT VALUATION: Investments of the Portfolios are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities included within the Nasdaq market are valued at the Nasdaq official closing price ("NOCP") on the day of valuation, or if there is no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

(b) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Resulting receivables and payables are carried at amounts which approximate fair value. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) REPURCHASE AGREEMENTS: The Portfolios enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Portfolio. Additional collateral is obtained when necessary.

(d) OPTION CONTRACTS: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. Purchasing call and put options tends to decrease the Portfolio's exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)

DECEMBER 31, 2005
--------------------------------------------------------------------------------

(e) LENDING OF PORTFOLIO SECURITIES: The Portfolios lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio's total assets. The Portfolios earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day. As of December 31, 2005, there were no securities on loan.

(f) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the Fund on the ex-dividend date.

Dividends from net investment income are declared and paid annually.

With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends of net investment income and capital gains payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist.

Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, premium/discount of debt securities, and realized gains from redemptions in kind. The reclassifications had no impact on the net asset values of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

(g) FEDERAL INCOME TAXES: It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

(h) ALLOCATION METHODS: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class S shares.

(i) INDEMNIFICATION: The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(j) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3--INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of its Investment Management Agreement (the "Agreement") with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

American Growth Portfolio ..............................  .750%
American Small Capitalization Portfolio ................  .850
American Income and Growth Portfolio ...................  .625
American Balanced Portfolio ............................  .750
American MidCap Growth Portfolio .......................  .800
American Leveraged AllCap Portfolio ....................  .850

Each Agreement further provides that if in any fiscal year the aggregate expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, of the American Growth Portfolio exceed 1.50%; the American Small Capitalization Portfolio exceed 1.50%; the American Income and Growth Portfolio exceed 1.25%; the American Balanced Portfolio exceed 1.25%; the American MidCap Growth Portfolio exceed 1.50% and the American Leveraged AllCap Portfolio exceed 1.50% of the average daily net assets of the applicable Portfolio, Alger Management will reimburse that Portfolio for the excess expenses.

(b) DISTRIBUTION FEES: Class S shares--The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio pay Fred Alger & Company, Incorporated, the Fund's distributor (the "Distributor"), a fee at the annual rate of .25% of the respective

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)

DECEMBER 31, 2005
--------------------------------------------------------------------------------

average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(c) BROKERAGE COMMISSIONS: During the year ended December 31, 2005, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio paid the Distributor $3,652,414, $462,348, $139,824, $854,411, $1,219,111 and $557,113, respectively, in connection with securities transactions.

(d) SHAREHOLDER ADMINISTRATIVE FEES: Effective February 28, 2005, the Fund has entered into a shareholder administrative service agreement with Alger Shareholder Services, Inc. ("Alger Services") to compensate Alger Services on a per account basis for its liaison and administrative oversight of the transfer agent and related services. During the year ended December 31, 2005, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio incurred fees of $215, $209, $79, $91, $205, and $209, respectively, for these services.

(e) OTHER: Certain trustees and officers of the Fund are directors and officers of Alger Management, the Distributor and Alger Services.

NOTE 4--SECURITIES TRANSACTIONS:

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 2005, were as follows:

                                               PURCHASES            SALES
                                            --------------     --------------
American Growth Portfolio ................  $2,370,207,723     $2,661,675,478
American Small Capitalization
  Portfolio ..............................     467,968,489        485,756,046
American Income and Growth
  Portfolio ..............................      85,678,633        104,473,819
American Balanced Portfolio ..............     727,378,827        759,697,795
American MidCap Growth
  Portfolio ..............................     972,080,982      1,106,429,709
American Leveraged AllCap
  Portfolio ..............................     450,462,952        568,383,086

As of December 31, 2005, the American Growth Portfolio and the American MidCap Growth Portfolio had portfolio securities valued at $8,632,386 and $18,135,873, respectively, segregated by the custodian as collateral for written options.

Written call and put option activity for the year ended December 31, 2005 was as follows:

                                                 NUMBER OF          PREMIUMS
                                                 CONTRACTS          RECEIVED
                                                 ---------        -----------
Alger American Growth Portfolio
    Options outstanding at
      December 31, 2004 .......................         --                 --
    Options written ...........................     19,580        $ 3,252,532
    Options closed or expired .................    (11,354)        (2,131,070)
    Options exercised .........................         --                 --
                                                 ---------        -----------
    Options outstanding at
      December 31, 2005 .......................      8,226        $ 1,121,462
                                                 =========        ===========

Alger American MidCap Growth Portfolio
    Options outstanding at
      December 31, 2004 .......................         --                 --
    Options written ...........................     25,604        $ 4,161,927
    Options closed or expired .................    (13,282)        (2,508,927)
    Options exercised .........................         --                 --
                                                 ---------        -----------
    Options outstanding at
      December 31, 2005 .......................     12,322        $ 1,653,000
                                                 =========        ===========

Alger American Leveraged AllCap Portfolio
    Options outstanding at
      December 31, 2004 .......................         --                 --
    Options written ...........................        480        $   414,943
    Options closed or expired .................       (480)          (414,943)
    Options exercised .........................         --                 --
                                                 ---------        -----------
    Options outstanding at
      December 31, 2005 .......................         --        $        --
                                                 =========        ===========

During the year ended December 31, 2005, certain shareholders of the American Growth Portfolio, American MidCap Growth Portfolio and the American Leveraged AllCap Portfolio redeemed securities in the amount of $120,102,278, $100,844,585 and $74,200,551, respectively, at market value on the date of redemption, which resulted in gains of $14,471,485, $12,024,454 and $13,194,253, respectively, and are included as net realized gain on redemption-in-kind in the Statements of Operations.

NOTE 5--LINE OF CREDIT:
The American Leveraged AllCap Portfolio has a line of credit with its custodian bank whereby it may borrow up to one-third of the value of its assets, up to a maximum of $25,000,000. Such borrowings have a variable interest rate and are payable on demand. To the extent American Leveraged AllCap Portfolio borrows under this line, it must pledge securities with a total value of at least twice the amount borrowed. For the year ended December 31, 2005, the Portfolio had borrowings which averaged $418,726 at a weighted average interest rate of 4.37%.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)

DECEMBER 31, 2005
--------------------------------------------------------------------------------

NOTE 6--SHARE CAPITAL:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are divided into six series. Each series is divided into two separate classes.

During the year ended December 31, 2005, transactions of shares of beneficial interest were as follows:

                                                      SHARES          AMOUNT
                                                   -----------    -------------
American Growth
   Portfolio:
      Class O:
         Shares sold .........................       1,719,711    $  62,310,408
         Dividends reinvested ................          65,778        2,231,180
         Shares redeemed .....................      (9,676,332)    (351,400,003)
                                                   -----------    -------------
         Net decrease ........................      (7,890,843)   $(286,858,415)
                                                   ===========    =============
      Class S:
         Shares sold .........................         133,619    $   4,694,673
         Dividends reinvested ................             436           14,708
         Shares redeemed .....................         (35,275)      (1,262,387)
                                                   -----------    -------------
         Net increase ........................          98,780    $   3,446,994
                                                   ===========    =============

                                                      SHARES          AMOUNT
                                                   -----------    -------------
American Small Capitalization
   Portfolio:
      Class O:
         Shares sold .........................       2,371,054    $  51,662,814
         Shares redeemed .....................      (4,768,156)    (100,328,025)
                                                   -----------    -------------
         Net decrease ........................      (2,397,102)   $ (48,665,211)
                                                   ===========    =============
      Class S:
         Shares sold .........................         744,615    $  15,994,655
         Shares redeemed .....................         (31,624)        (654,475)
                                                   -----------    -------------
         Net increase ........................         712,991    $  15,340,180
                                                   ===========    =============

                                                      SHARES          AMOUNT
                                                   -----------    -------------
American Income and Growth
   Portfolio:
      Class O:
         Shares sold .........................         392,569    $   3,926,018
         Dividends reinvested ................          97,659          947,291
         Shares redeemed .....................      (2,334,511)     (23,302,780)
                                                   -----------    -------------
         Net decrease ........................      (1,844,283)   $ (18,429,471)
                                                   ===========    =============
      Class S:
         Dividends reinvested ................               9    $          89
                                                   ===========    =============

                                                      SHARES          AMOUNT
                                                   -----------    -------------
American Balanced
   Portfolio:
      Class O:
         Shares sold .........................       1,273,869    $  17,530,368
         Dividends reinvested ................         369,829        4,826,274
         Shares redeemed .....................      (4,260,365)     (57,983,793)
                                                   -----------    -------------
         Net decrease ........................      (2,616,667)   $ (35,627,151)
                                                   ===========    =============
      Class S:
         Shares sold .........................         203,959    $   2,819,665
         Dividends reinvested ................          47,102          623,154
         Shares redeemed .....................        (510,049)      (7,065,304)
                                                   -----------    -------------
         Net decrease ........................        (258,988)   $  (3,622,485)
                                                   ===========    =============

                                                      SHARES          AMOUNT
                                                   -----------    -------------
American MidCap Growth
   Portfolio:
      Class O:
         Shares sold .........................       2,712,426    $  56,128,439
         Dividends reinvested ................         959,392       17,950,220
         Shares redeemed .....................     (10,033,907)    (209,496,267)
                                                   -----------    -------------
         Net decrease ........................      (6,362,089)   $(135,417,608)
                                                   ===========    =============
      Class S:
         Shares sold .........................         291,270    $   5,964,213
         Dividends reinvested ................          15,329          284,657
         Shares redeemed .....................         (32,816)        (674,803)
                                                   -----------    -------------
         Net increase ........................         273,783    $   5,574,067
                                                   ===========    =============

                                                      SHARES          AMOUNT
                                                   -----------    -------------
American Leveraged AllCap
   Portfolio:
      Class O:
         Shares sold .........................       1,040,839    $  33,263,898
         Shares redeemed .....................      (4,973,709)    (159,346,739)
                                                   -----------    -------------
         Net decrease ........................      (3,932,870)   $(126,082,841)
                                                   ===========    =============
      Class S:
         Shares sold .........................         137,584    $   4,384,234
         Shares redeemed .....................         (74,576)      (2,320,302)
                                                   -----------    -------------
         Net increase ........................          63,008    $   2,063,932
                                                   ===========    =============

During the year ended December 31, 2004, transactions of shares of beneficial interest were as follows:

                                                      SHARES          AMOUNT
                                                   -----------    -------------
American Growth
   Portfolio:
      Class O:
         Shares sold .........................       2,034,583    $  67,973,596
         Shares redeemed .....................      (6,270,873)    (206,845,173)
                                                   -----------    -------------
         Net decrease ........................      (4,236,290)   $(138,871,577)
                                                   ===========    =============
      Class S:
         Shares sold .........................         231,119    $   7,612,356
         Shares redeemed .....................         (16,130)        (532,444)
                                                   -----------    -------------
         Net increase ........................         214,989    $   7,079,912
                                                   ===========    =============

                                                      SHARES          AMOUNT
                                                   -----------    -------------
American Small Capitalization
   Portfolio:
      Class O:
         Shares sold .........................       4,433,559    $  81,242,783
         Shares redeemed .....................      (9,046,958)    (164,668,933)
                                                   -----------    -------------
         Net decrease ........................      (4,613,399)   $ (83,426,150)
                                                   ===========    =============
      Class S:
         Shares sold .........................         858,644    $  15,596,966
         Shares redeemed .....................         (38,315)        (688,786)
                                                   -----------    -------------
         Net increase ........................         820,329    $  14,908,180
                                                   ===========    =============

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)

DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                     SHARES           AMOUNT
                                                   -----------    -------------
American Income and Growth
   Portfolio:
      Class O:
         Shares sold .........................         739,738    $   6,990,165
         Dividends reinvested ................          57,936          528,379
         Shares redeemed .....................      (2,289,208)     (21,628,888)
                                                   -----------    -------------
         Net decrease ........................      (1,491,534)   $ (14,110,344)
                                                   ===========    =============
      Class S:
         Dividends reinvested ................               4    $          31
                                                   ===========    =============

                                                     SHARES           AMOUNT
                                                   -----------    -------------
American Balanced
   Portfolio:
      Class O:
         Shares sold .........................       2,185,658    $  28,497,215
         Dividends reinvested ................         364,618        4,594,189
         Shares redeemed .....................      (3,161,452)     (41,222,720)
                                                   -----------    -------------
         Net decrease ........................        (611,176)   $  (8,131,316)
                                                   ===========    =============
      Class S:
         Shares sold .........................       1,344,767    $  17,839,094
         Dividends reinvested ................          40,405          515,970
         Shares redeemed .....................        (293,720)      (3,863,283)
                                                   -----------    -------------
         Net increase ........................       1,091,452    $  14,491,781
                                                   ===========    =============

                                                     SHARES           AMOUNT
                                                   -----------    -------------
American MidCap Growth
   Portfolio:
      Class O:
         Shares sold .........................       5,553,273    $ 106,704,427
         Shares redeemed .....................      (4,862,077)     (91,473,633)
                                                   -----------    -------------
         Net increase ........................         691,196    $  15,230,794
                                                   ===========    =============
      Class S:
         Shares sold .........................         245,589    $   4,544,852
         Shares redeemed .....................         (23,624)        (440,692)
                                                   -----------    -------------
         Net increase ........................         221,965    $   4,104,160
                                                   ===========    =============

                                                     SHARES           AMOUNT
                                                   -----------    -------------
American Leveraged AllCap
   Portfolio:
      Class O:
         Shares sold .........................       1,900,609    $  53,951,207
         Shares redeemed .....................      (2,996,553)     (84,454,811)
                                                   -----------    -------------
         Net decrease ........................      (1,095,944)   $ (30,503,604)
                                                   ===========    =============
      Class S:
         Shares sold .........................         242,826    $   6,844,614
         Shares redeemed .....................         (48,549)      (1,325,382)
                                                   -----------    -------------
         Net increase ........................         194,277    $   5,519,232
                                                   ===========    =============

NOTE 7--TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended December 31, 2005 and the year ended December 31, 2004 were as follows:

                                               YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2005   DECEMBER 31, 2004
                                           -----------------   -----------------
American Growth Portfolio
Distributions paid from:
   Ordinary Income .....................      $ 2,245,888                  --
   Long-Term capital gains .............               --                  --
                                              -----------          ----------
   Total distributions paid ............      $ 2,245,888                  --
                                              ===========          ==========

American Small Capitalization Portfolio
Distributions paid from:
   Ordinary Income .....................               --                  --
   Long-Term capital gains .............               --                  --
                                              -----------          ----------
   Total distributions paid ............               --                  --
                                              ===========          ==========

American Income and Growth Portfolio
Distributions paid from:
   Ordinary Income .....................      $   947,380          $  528,411
   Long-Term capital gains .............               --                  --
                                              -----------          ----------
   Total distributions paid ............      $   947,380          $  528,411
                                              ===========          ==========

American Balanced Portfolio
Distributions paid from:
   Ordinary Income .....................      $ 5,449,428          $5,110,159
   Long-Term capital gains .............               --                  --
                                              -----------          ----------
   Total distributions paid ............      $ 5,449,428          $5,110,159
                                              ===========          ==========

American MidCap Growth Portfolio
Distributions paid from:
   Ordinary Income .....................               --                  --
   Long-Term capital gains .............      $18,234,877                  --
                                              -----------          ----------
   Total distributions paid ............      $18,234,877                  --
                                              ===========          ==========

American Leveraged AllCap Portfolio
Distributions paid from:
   Ordinary Income .....................               --                  --
   Long-Term capital gains .............               --                  --
                                              -----------          ----------
   Total distributions paid ............               --                  --
                                              ===========          ==========

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)

DECEMBER 31, 2005
--------------------------------------------------------------------------------

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

American Growth Portfolio:
   Undistributed ordinary income ...............................   $    896,373
   Undistributed long-term gain ................................             --
   Other loss deferral .........................................       (311,003)
   Unrealized appreciation
     (depreciation) ............................................     54,117,114
American Small Capitalization Portfolio:
   Undistributed ordinary income ...............................             --
   Undistributed long-term gain ................................             --
   Unrealized appreciation
     (depreciation) ............................................     98,256,250
American Income and Growth Portfolio:
   Undistributed ordinary income ...............................        907,813
   Undistributed long-term gain ................................             --
   Unrealized appreciation
     (depreciation) ............................................      7,565,171
American Balanced Portfolio:
   Undistributed ordinary income ...............................     14,868,793
   Undistributed long-term gain ................................      5,432,348
   Unrealized appreciation
     (depreciation) ............................................     15,081,130
American MidCap Growth Portfolio:
   Undistributed ordinary income ...............................     35,053,773
   Undistributed long-term gain ................................     13,074,771
   Other loss deferral .........................................       (153,849)
   Unrealized appreciation
     (depreciation) ............................................     33,332,708
American Leveraged AllCap Portfolio:
   Undistributed ordinary income ...............................             --
   Undistributed long-term gain ................................             --
   Other loss deferral .........................................         (5,199)
   Unrealized appreciation
     (depreciation) ............................................     36,182,298

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of premium/discount on debt securities.

At December 31, 2005, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Net capital losses incurred after October 31 and within the taxable years are deemed to arise on the first business day of the fund's next taxable year. For the period ended December 31, 2005, the amount of deferral for the American Income and Growth Portfolio, was $718,308.

                                    EXPIRATION DATE
                        ---------------------------------------
                            2009           2010         2011          TOTAL
                        ------------   -----------   ----------   -------------
American Growth
   Portfolio ........   $ 25,184,311   301,718,272   31,134,918   $ 358,037,501
American Small
   Capitalization
   Portfolio ........   $107,992,050    71,669,579           --   $ 179,661,629
American Income
   and Growth
   Portfolio ........   $         --    31,907,983    5,270,882   $  37,178,865
American
   Leveraged AllCap
   Portfolio ........   $ 70,340,391    97,987,772           --   $ 168,328,163

NOTE 8--LITIGATION:

Alger Management has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, Alger Management received from the staff of the SEC a "Wells Notice" which indicated that the staff intends to recommend that the Commission bring civil enforcement action for possible violations of the federal securities laws. "Wells Notices" also have been sent to certain companies affiliated with Alger Management, as well as certain present and former members of its senior management. The Wells Notices arose out of the SEC's staff ongoing investigation of market timing and late trading practices in the mutual fund industry. Alger Management and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. Alger Management plans to send a Wells submission to the staff in January 2006.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered Alger Management and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)

DECEMBER 31, 2005
--------------------------------------------------------------------------------

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases (not yet including the West Virginia action) -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863
(JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent, Alger Inc., which is the Distributor of the Alger Mutual Funds, and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia attorney general action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court dismissed both complaints in their entirety with respect to the Alger Mutual Funds and dismissed all claims against the other Alger defendants other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act, with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. It is anticipated that orders implementing the rulings will be entered in or about January 2006, and that motions for reconsideration will thereafter be filed.

Alger Management does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., Alger Management would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in loss of Alger Management personnel, diversion of time and attention of Alger Management personnel, diminishment of financial resources of Alger Management, or other consequences potentially adverse to the Fund. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
 OF THE ALGER AMERICAN FUND:

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger American Fund (comprising respectively, the Alger American Growth, Alger American Small Capitalization, Alger American Income and Growth, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap Portfolios) (collectively, the "Fund") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the four years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors, whose report, dated January 24, 2002, expressed an unqualified opinion on the financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Alger American Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the four years then ended, in conformity with U.S. generally accepted accounting principles.

                                              ERNST & YOUNG LLP

New York, New York
January 31, 2006

THE ALGER AMERICAN FUND
ADDITIONAL INFORMATION (UNAUDITED)
SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

--------------------------------------------------------------------------------
As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting June 1, 2005 and ending December 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                RATIO OF
                                                                                               EXPENSES TO
                                                                                                AVERAGE
                                                                                EXPENSES       NET ASSETS
                                                 BEGINNING      ENDING        PAID DURING       FOR THE
                                                  ACCOUNT      ACCOUNT         THE PERIOD      SIX MONTHS
                                                   VALUE        VALUE         JULY 1, 2005       ENDED
                                                  JULY 1,    DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,
                                                   2005          2005           2005(b)         2005(c)
----------------------------------------------------------------------------------------------------------
ALGER AMERICAN GROWTH PORTFOLIO
CLASS O    ACTUAL ...........................   $ 1,000.00    $ 1,106.60        $ 4.30            0.81%
           HYPOTHETICAL(a) ..................     1,000.00      1,021.12          4.13            0.81
CLASS S    ACTUAL ...........................     1,000.00      1,104.90          5.57            1.05
           HYPOTHETICAL(a) ..................     1,000.00      1,019.91          5.35            1.05
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O    ACTUAL ...........................   $ 1,000.00    $ 1,130.30        $ 4.89            0.91%
           HYPOTHETICAL(a) ..................     1,000.00      1,020.62          4.63            0.91
CLASS S    ACTUAL ...........................     1,000.00      1,128.90          6.17            1.15
           HYPOTHETICAL(a) ..................     1,000.00      1,019.41          5.85            1.15
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
CLASS O    ACTUAL ...........................   $ 1,000.00    $ 1,032.10        $ 3.84            0.75%
           HYPOTHETICAL(a) ..................     1,000.00      1,021.42          3.82            0.75
CLASS S    ACTUAL ...........................     1,000.00      1,031.00          5.12            1.00
           HYPOTHETICAL(a) ..................     1,000.00      1,020.16          5.09            1.00
ALGER AMERICAN BALANCED PORTFOLIO
CLASS O    ACTUAL ...........................   $ 1,000.00    $ 1,068.80        $ 4.22            0.81%
           HYPOTHETICAL(a) ..................     1,000.00      1,021.12          4.13            0.81
CLASS S    ACTUAL ...........................     1,000.00      1,068.00          5.53            1.06
           HYPOTHETICAL(a) ..................     1,000.00      1,019.86          5.40            1.06

THE ALGER AMERICAN FUND
SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                RATIO OF
                                                                                              EXPENSES TO
                                                                                                AVERAGE
                                                                               EXPENSES        NET ASSETS
                                                BEGINNING       ENDING        PAID DURING       FOR THE
                                                 ACCOUNT       ACCOUNT        THE PERIOD       SIX MONTHS
                                                  VALUE         VALUE        JULY 1, 2005        ENDED
                                                 JULY 1,     DECEMBER 31,   TO DECEMBER 31,   DECEMBER 31,
                                                  2005           2005           2005(b)         2005(c)
----------------------------------------------------------------------------------------------------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O    ACTUAL ...........................   $ 1,000.00    $ 1,091.20        $  4.53           0.86%
           HYPOTHETICAL(a) ..................     1,000.00      1,020.87           4.38           0.86
CLASS S    ACTUAL ...........................     1,000.00      1,089.40           5.85           1.11
           HYPOTHETICAL(a) ..................     1,000.00      1,019.61           5.65           1.11
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
CLASS O    ACTUAL ...........................   $ 1,000.00    $ 1,132.50        $  4.89           0.91%
           HYPOTHETICAL(a) ..................     1,000.00      1,020.62           4.63           0.91
CLASS S    ACTUAL ...........................     1,000.00      1,131.00           6.23           1.16
           HYPOTHETICAL(a) ..................     1,000.00      1,019.36           5.90           1.16
----------------------------------------------------------------------------------------------------------

(a)   5% annual return before expenses.
(b) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c)   Annualized.

TRUSTEES AND OFFICERS OF THE FUND (UNAUDITED)

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger American Fund Complex" refers to the Funds, Spectra Fund, The Alger Funds, The Alger Institutional Funds, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                               NUMBER OF PORTFOLIOS
                                                                                                                 IN THE ALGER FUND
                                                                                                  TRUSTEE             COMPLEX
NAME, AGE, POSITION WITH                                                                          AND/OR        WHICH ARE OVERSEEN
  THE FUND AND ADDRESS                            PRINCIPAL OCCUPATIONS                        OFFICER SINCE        BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (70)       Chairman of the Board of Alger Associates, Inc. ("Associates"),       1988                 22
   Chairman of the Board     Fred Alger & Company, Incorporated ("Alger Inc."), Alger
                             Management, Alger Properties, Inc.("Properties"), Alger
                             Shareholder Services, Inc. ("Services"), Alger Life Insurance
                             Agency, Inc. ("Agency"), Fred Alger International Advisory S.A.
                             ("International"), and five of the six funds in the Alger Fund
                             Complex; Chairman of the Boards of Alger SICAV ("SICAV") and
                             Analysts Resources, Inc. ("ARI").

Dan C. Chung (43)            President, Director and Chief Investment Officer of Alger             2001                 16
   President and Trustee     Management; President and Director of Associates, Alger Inc.,
                             Properties, Services, Agency, International, ARI and Trust;
                             Trustee/Director of four of the six funds in the Alger Fund
                             Complex.

NON-INTERESTED TRUSTEES

Stephen E. O'Neil (73)       Attorney; Private investor since 1981; Director of Brown-Forman       1988                 23
   Trustee                   Corporation; Trustee/Director of the six funds in the Alger
                             Fund Complex; formerly of Counsel to the law firm of Kohler &
                             Barnes.

Nathan E. Saint-Amand,       Medical doctor in private practice; Co-Partner Fishers Island         1988                 23
   M.D. (67)                 Partners; Member of the Board of the Manhattan Institute;
   Trustee                   Trustee/Director of the six funds in the Alger Fund Complex.
                             Formerly Co-Chairman Special Projects Committee of Memorial
                             Sloan Kettering.

                                                                                                                    NUMBER OF
                                                                                                                   PORTFOLIOS
                                                                                                                IN THE ALGER FUND
                                                                                                  TRUSTEE            COMPLEX
NAME, AGE, POSITION WITH                                                                          AND/OR       WHICH ARE OVERSEEN
  THE FUND AND ADDRESS                             PRINCIPAL OCCUPATIONS                       OFFICER SINCE       BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Frederick A. Blum (52)       Executive Vice President and Treasurer of Alger Inc., Alger           1996                N/A
   Treasurer and             Management, Properties, Associates, ARI, Services and Agency
   Assistant Secretary       since September 2003 and Senior Vice President prior thereto;
                             Treasurer of each of the other five investment companies in the
                             Alger Fund Complex since the later of 1996 or its inception.
                             Director of SICAV and International and Chairman of the Board
                             (and prior thereto, Senior Vice President) and Treasurer of
                             Alger National Trust Company since 2003.

Hal Liebes (41)              Executive Vice President, Chief Legal Officer and Secretary of        2005                N/A
   Secretary and Chief       Alger Inc., Secretary of the other five investment companies in
   Compliance Officer        the Alger Fund Complex-2005. Formerly U.S. General Counsel
                             1994-2002 and Global General Counsel 2002-2004, Credit Suisse
                             Asset Management; Global Chief Compliance Officer 2004, AMVESCAP
                             PLC.

Michael D. Martins (40)      Senior Vice President of Alger Management; Assistant Treasurer        2005                N/A
   Assistant Treasurer and   and Assistant Secretary of the other five investment companies
   Assistant Secretary       in the Alger Fund Complex-2005. Formerly Vice President, Brown
                             Brothers Harriman & Co. 1997-2004.

Messrs. Alger and Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. Mr. Chung is Mr. Alger's son-in-law. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

INVESTMENT MANAGEMENT AGREEMENT RENEWAL (UNAUDITED)

At an in-person meeting held on September 7, 2005, the Trustees of the Trust considered renewal of the Investment Management Agreements between the Trust in respect of each of its portfolios (each a "Portfolio") and Fred Alger Management, Inc. (the "Adviser"). The Trustees who are not "interested persons" of the Trust (the "Independent Trustees") within the meaning of the Investment Company Act of 1940 (the "1940 Act") also met separately with their counsel to consider the Agreements. In evaluating the Agreements, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by the Adviser and by counsel to the Trust. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of the Portfolios, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates Fred Alger & Company, Incorporated and Alger Shareholder Services, Inc. from their relationship with each of the Portfolios, and (iv) the extent to which economies of scale would be realized if and as each Portfolio grows and whether the fee levels in the respective Agreements reflect these economies of scale. These materials included an analysis of the Portfolios and the Adviser's services by Callan Associates Inc ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to
Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to renew the Agreements the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to the Adviser and its affiliates from their relationship with the Trust.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of services provided by the Adviser, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under each of the Investment Management Agreements the Adviser is responsible for managing the investment operations of the respective Portfolio and for providing a full range of administrative, compliance, reporting and accounting services necessary for the conduct of the Portfolio's affairs. The Trustees reviewed the background and experience of the Adviser's senior investment management personnel, including those individuals responsible for the investment operations of each Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolios' investments and administering the Portfolios' affairs, as well as the Adviser's overall investment management business.

The Trustees concluded that the Adviser's experience, resources and strength in those areas of importance to the Portfolios are considerable. They noted especially the Adviser's history of expertise in managing portfolios of "growth" stocks like those of the Portfolios. They also took notice of the Adviser's ability to manage fixed-income instruments across the credit and credit quality spectra for the Balanced Portfolio. The Trustees also considered the level and depth of the Adviser's ability to execute portfolio transactions to effect investment decisions. They also noted the history of extremely favorable reviews of the Adviser's shareholder-relations representatives by an independent rating concern. Finally, the Trustees took notice of the enhancements to the control and compliance environment at the Adviser and within the Trust. On the basis of their review, the Trustees determined that the nature and extent of the services provided to each of the Portfolios by the Adviser (including, in each case, the Portfolio's performance, as discussed below) were of high quality and could be expected to remain so.

INVESTMENT PERFORMANCE OF THE PORTFOLIOS

Drawing upon information provided at the meeting by the Adviser as well as Callan and upon reports provided to the Trustees by the Adviser throughout the preceding year, the Trustees noted that the performance of each of the Portfolios had shown substantial recent improvement. For the year ended August 31, 2005, each Portfolio had beaten its benchmark index (in some cases by a significant margin), and none had placed below the median of its Callan peer group for 2005 through June 30. The Trustees acknowledged that the Adviser's recent efforts to improve the Portfolios' performance and, more generally, the firm's rebuilding of the investment team in response to the devastating events of September 11, 2001, were bearing fruit. Accordingly, they concluded that the recent performance of each of the Portfolios supported renewal of the Portfolio's Agreement.

PROFITABILITY TO THE ADVISER AND ITS AFFILIATES

The Trustees considered the profitability of the advisory arrangement with each Portfolio to the Adviser and the Adviser's affiliates and the methodology used by the Adviser in determining such profitability. The Trustees had been provided with data on each Portfolio's profitability to the Adviser and to the Adviser's affiliates for the Portfolio's most recent fiscal year. In addition, the Trustees reviewed each Portfolio's management fees and expense ratios and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that, while most of the Portfolios' advisory fees were at or near (and in some cases below) the median for the Portfolio's Callan peer group, the Leveraged AllCap Portfolio's fee was above the relevant median. The Trustees determined that the fee information should be taken into account in weighing the size of the fees against the nature, extent and quality of the services provided to the Portfolios. The Trustees also noted that the expense ratios of several Portfolios were above the median for their Callan peer group, and determined that this information should be kept in mind during their deliberations regarding the Portfolios' profitability to the Adviser and its affiliates. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion they concluded that, to the extent that the Adviser's and its affiliates' relationships with the Portfolios had been profitable to either or both of those entities, the profitability in each case was modest.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Portfolios and their operations is such that the Adviser is likely to realize economies of scale in the management of each Portfolio at some point as it grows in size, but that in view of the current levels of profitability of each of the Portfolios to the Adviser and its affiliates, such economies as might already exist were subsumed in the level of the management fees, and that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that the Adviser address this topic with the Trustees at future meetings.

OTHER BENEFITS TO THE ADVISER

The Trustees considered whether the Adviser benefits in other ways from its relationship with the Portfolios. In that connection, they noted that the Adviser maintains soft-dollar arrangements in connection with the Portfolios' brokerage transactions, data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that the Trust's Distributor, Fred Alger & Company, Incorporated, provides a substantial portion of the Portfolios' equity brokerage and may receive a portion of the distribution and shareholder servicing fees paid by the Portfolios as well, and that Alger Shareholder Services, Inc. receives fees from the Portfolios under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage, distribution and shareholder servicing fee benefits in connection with their review of the profitability to the Adviser and its affiliates of their relationships with the Portfolios. As to the benefits received from the soft-dollar arrangements, the Trustees decided that, in light of the nature and scale of the arrangements, they were not so significant as to render the Adviser's fees excessive.

CONCLUSION

After weighing the foregoing factors, the Trustees, including the Independent Trustees, approved the renewal of each of the Investment Management Agreements. They reasoned that, considered in themselves, the services provided by the Adviser were appropriate for the needs of each Portfolio and of high quality, that the recent performance of each Portfolio had been good, and that the Adviser could reasonably be expected to provide services of comparable quality in the future. The Trustees determined that the advisory fees, while higher in one case than those charged by a majority of similar funds considered by Callan, were not so high even in that case as to be unreasonable when considered in relation to the nature, extent and high quality of the services currently provided, including the Portfolios' solid recent performance, that each Portfolio's relationship with the Adviser and its affiliates was not so profitable as to render the fee excessive, that any additional benefits to the Adviser and/or its affiliates other than those already considered in the profitability analysis were not of a magnitude materially to affect the Trustees' deliberations, and that the issue of sharing economies of scale with the Portfolios, while inviting future consideration, was not of major current importance.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

ITEM 2. CODE OF ETHICS.

      (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

      (b) Not applicable.

      (c) The amendments to the Code of Ethics are: The 60-day holding period for selling securities at gains now applies to Access persons, before it applied only to Advisory persons; Prohibition on IPO's now applies to Access persons, before it applied only to Advisory persons; Approval from Legal/Compliance is now necessary for investments in Private Placements by Access persons, before, such approval was only required of Advisory persons.

      (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (e) Not applicable.

      (f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      a) Audit Fees:

            December 31, 2005      $117,600
            December 31, 2004      $173,450

      b) Audit-Related Fees: NONE

      c) Tax Fees for tax advice, tax compliance and tax planning:

            December 31, 2005      $25,070
            December 31, 2004      $23,300

      d) All Other Fees:

            December 31, 2005      $10,225
            December 31, 2004      $ 7,000

         Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

      e) 1) Audit Committee Pre-Approval Policies And Procedures:

         Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

      2) All fees in item 4(b) through 4(d) above were approved by the Registrants' Audit Committee.

      f) Not Applicable

      g) Non-Audit Fees:

            December 31, 2005      $186,831 and 56,050 Euros
            December 31, 2004      $157,449 and 82,300 Euros

      h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

      Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      None

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

      (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a) (1) Code of Ethics as Exhibit 99.CODE ETH

      (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

      (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      The Alger American Fund

      By: /s/Dan C. Chung

          Dan C. Chung

          President

      Date: February 15, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By: /s/Dan C. Chung

          Dan C. Chung

          President

      Date: February 15, 2006

      By: /s/Frederick A. Blum

          Frederick A. Blum

          Treasurer

      Date: February 15, 2006